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                                                                Exhibit 10.11(a)

                            STOCK PURCHASE AGREEMENT

      This Agreement dated as of December 31, 1999 is entered into by and among White Pine Software, Inc., a Delaware corporation (the "Company"), and each entity which executes a counterpart to this Agreement and is listed on Exhibit A (each referred to herein as a "Purchaser," and collectively referred to herein as the "Purchasers").

      In consideration of the mutual promises and covenants contained in this Agreement, the parties hereto agree as follows:

1.    PURCHASE AND SALE OF SHARES.

      1.1 AUTHORIZATION. The Company has duly authorized the sale and issuance, pursuant to the terms of this Agreement, of an aggregate of 325,521 shares (the "Shares") of its common stock, $0.01 par value per share ("Common Stock").

      1.2 PURCHASE AND SALE OF SHARES. Subject to the terms and conditions of this Agreement, each purchaser agrees to purchase and the Company agrees to sell, that number of Shares indicated opposite the Purchaser's name on Exhibit A, at a purchase price equal to $15.36 per share (the "Purchase Price").

      1.3 CLOSING. The Closing of the purchase and sale of the Shares contemplated by this Agreement (the "Closing") shall take place at the offices of Foley, Hoag & Eliot LLP, One Post Office Square, Boston, Massachusetts 02109 at 12 noon EST, on December 31, 1999, or at such other place and time as mutually agreed by the Company and the Purchasers (the "Closing Date"). At the Closing, the Company shall deliver to each Purchaser a certificate for the number of Shares for which that Purchaser has subscribed against payment of the purchase price therefore. Each Purchaser shall remit the purchase price for the Shares being purchased at the Closing by wire transfer of same-day funds to an account designated in writing by the Company.

      1.4 USE OF PROCEEDS. The Company will use the proceeds from the sale of the Shares for working capital and other general corporate purposes.
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2.    CONDITIONS TO CLOSING.

      The obligation of the Purchasers to purchase and pay for the Shares shall be subject to the accuracy of the representations and warranties made by the Company herein and to the following conditions (any of which may be waived by a Purchaser, acting individually, in its sole discretion, as to such Purchaser's own Shares, but not as to the Shares to be purchased by any other Purchaser):

      2.1 DELIVERIES BY THE COMPANY. The Company shall deliver to the Purchaser or its agent:

            (a) a certificate, as of recent date, as to the legal existence and corporate good standing of the Company issued by the Secretary of State of the State of Delaware;

            (b) a copy of the Certificate of Incorporation of the Company, as amended and in effect as of the Closing Date, certified by the Secretary of State of the State of Delaware;

            (c) a copy of the resolutions of the Board of Directors of the Company authorizing and approving this Agreement and the issuance of the Shares hereby, certified by the Secretary of the Company;

            (d) a copy of the By-laws of the Company, certified by the Secretary of the Company as in effect as of the Closing Date;

            (e) an opinion of Foley, Hoag & Eliot LLP, counsel to the Company, in substantially the form attached hereto as Exhibit B; and

            (f) an executed lock-up agreement from each officer and director of the Company in substantially the form attached hereto as Exhibit C.

3. REPRESENTATIONS OF THE COMPANY. Except as set forth in the applicable section of the Disclosure Schedule attached hereto, the Company hereby represents and warrants to each Purchaser as follows as of the date hereof and as of Closing.

      3.1 ORGANIZATION AND QUALIFICATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company is duly qualified or otherwise authorized to transact business as a foreign corporation and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on the results of operations, business or financial condition of the Company and its subsidiaries taken as a whole (a "Material Adverse Effect"). Each of the Company's subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation. Each of the


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

      Company's subsidiaries is duly qualified or otherwise authorized to transact business as a foreign corporation and is in good standing in each jurisdiction in which the failure to so qualify would have a Material Adverse Effect.

      3.2 CAPITALIZATION. The Company is authorized to issue (a) 30,000,000 shares of Common Stock, and (b) 5,000,000 shares of Preferred Stock, $0.01 par value per share. As of December 22, 1999, there were issued and outstanding [10,702,213] shares of Common Stock; no shares of Preferred Stock had been issued or were outstanding; and options, warrants or rights to purchase an aggregate of approximately 1,679,016 shares of Common Stock had been granted by the Company and were outstanding. The Common Stock and the Preferred Stock of the Company have the voting powers, designations, preferences, rights and qualifications, and limitations or restrictions set forth in the Certificate of Incorporation and amendments thereto. All of the issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities, and conform in all material respects to the description thereof contained in the Company's Registration Statement on Form 8-A and the Company Reports (as hereinafter defined). Except as disclosed in the first sentence of this section, the Company does not have outstanding any options or warrants to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of its capital stock or any shares of capital stock of any subsidiary and there is no commitment, plan or arrangement to issue, any securities or obligations convertible into any shares of capital stock of the Company or its subsidiaries or any such options, rights convertible securities or obligations. The description of the Company's capital stock, stock bonus and other stock plans or arrangements and the options or other rights granted and exercised thereunder, contained in the Company's Registration Statement on Form 8-A and the Company Reports accurately and fairly presents the information required to be shown with respect to such capital stock, plans, arrangements, options and rights (except for issuances and exercises of options in the ordinary course of business).

      3.3 AUTHORITY FOR AGREEMENT. The execution, delivery and performance of this Agreement by the Company has been duly authorized by all necessary corporate action on the part of the Company, and this Agreement has been duly executed and delivered by the Company, and this Agreement constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium and similar laws affecting the rights and remedies of creditors generally and to general principles of equity.


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

      3.4 ISSUANCE AND SALE OF SHARES. The issuance and sale of the Shares by the Company has been duly authorized and the Shares have been duly reserved for issuance by all necessary corporate action on the part of the Company, and the Shares, when issued and delivered against payment therefor, will be validly issued, fully paid and nonassessable. Based in part on the representations made by or on behalf of each Purchaser in
      Section 4 of this Agreement, the offer, issuance and sale of the Shares pursuant to this Agreement are exempt from registration under the Securities Act. The issued shares of capital stock of each of the Company's subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and are owned by the Company free and clear of any perfected security interest, or any other security interests, liens, encumbrances, equities or claims. No preemptive rights or other rights to subscribe for or purchase exist with respect to the issuance and sale of the Shares by the Company pursuant to this Agreement. No stockholder of the Company has any right to request or require the Company to register the sale of any shares owned by such stockholder under the Securities Act of 1933, as amended (the "Securities Act"), in the Registration Statement (as hereinafter defined). No further approval or authority of the stockholders or the Board of Directors of the Company will be required for the issuance and sale of the Shares to be sold by the Company hereunder.

      3.5 NO BREACH. The execution, delivery and performance of this Agreement by the Company will not (a) conflict with or violate any provision of the Certificate of Incorporation, as amended, or By-laws of the Company, (b) require on the part of the Company any filing with, or permit, authorization, consent or approval of, any governmental entity, (c) result in breach of, constitute a default under, or require any notice, consent or waiver under, any contract, agreement or other instrument to which the Company is a party or by which it is bound (other than any consent or waiver which has already been obtained) or (d) violate any order, writ, injunction, decree, statute, rule or regulation applicable to the Company, excluding from subparagraphs (a)-(d) such matters as would not in the aggregate have a Material Adverse Effect or a material adverse effect upon the transactions contemplated hereby. No consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body is required for the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby, except for compliance with the Blue Sky laws and federal securities laws applicable to the offering of the Shares.

      3.6 SEC REPORTS. The Company has previously furnished to the Purchasers complete and accurate copies, as amended or supplemented, of its (a) Annual Report on Form 10-KSB for the fiscal year ended December 31, 1998, as filed with the SEC, (b) all proxy statements relating to the Company's meetings of stockholders held or currently scheduled since December 31, 1998 and (c) all other publicly available reports filed by the Company with the SEC under the


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      Securities Exchange Act of 1934, as amended (the "Exchange Act"), since
      December 31, 1998 and through the date hereof (such reports are collectively referred to herein as the "Company Reports"). The Company Reports constitute all of the documents required to be filed by the Company under Section 13, 14 or 15(d) of the Exchange Act with the SEC since January 1, 1999. As of their respective dates, the Company Reports did not, and as of the date hereof do not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

      3.7 FINANCIAL STATEMENTS. The audited financial statements and unaudited interim financial statements of the Company included in the Company Reports (a) comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, (b) have been prepared in accordance with GAAP applied on a consistent basis throughout the periods covered thereby (except as may be indicated therein or in the notes thereto), (c) fairly present the consolidated financial condition, results of operations and cash flows of the Company as of the respective dates thereof and for the periods referred to therein and (d) are consistent with the books and records of the Company.

      3.8 OTHER INFORMATION. The Company has provided to and discussed with the Purchaser such information as the Purchaser has requested regarding the current operations, financial condition (including the amount of available cash) and plans of the Company.

      3.9 MATERIAL ADVERSE CHANGE. Since December 31, 1998, and except as disclosed by the Company in the Company Reports or otherwise in writing to the Purchasers, (i) there has not been any material adverse change in the operations or financial condition of operations of the Company, except that the Company continues to incur operating losses, (ii) neither the Company nor its subsidiaries have incurred any liabilities or obligations, indirect or contingent, of such a nature that would require inclusion on a balance sheet under generally accepted accounting principles (nor, to the Company's knowledge, any other liabilities or obligations) or entered into any verbal or written agreements or other transactions which are not in the ordinary course of business or which could reasonably be expected to result in a Material Adverse Effect; (iii) neither the Company nor its subsidiaries have sustained any material loss or interference with its businesses or properties from fire, flood, windstorm, accident or other calamity not covered by insurance; (iv) neither the Company nor its subsidiaries have paid or declared any dividends or other distributions with respect to its capital stock and neither the Company nor its subsidiaries is in default in the payment of principal or interest on any outstanding debt obligations; and (v) there has not been any change in the capital stock of the Company other than the sale of the Shares hereunder and shares or options issued pursuant to exercise of outstanding warrants or employee and director stock option plans approved by the Company's Board of Directors. There is no fact which the Company has not disclosed to the Purchasers and their counsel in writing and of which the Company is aware which has, had or is reasonably likely to have a Material Adverse Effect.

      3.10 ACTIONS AND PROCEEDINGS. There are no actions, suits or claims or legal or arbitral proceedings or governmental inquiries or investigations, pending, or, to the Company's knowledge, threatened against the Company, which question the validity of this Agreement or the right of the Company to enter into it, or which might result in a Material Adverse Effect.

      3.11 PROPERTIES. Each of the Company and its subsidiaries has good and marketable title to all the properties and assets reflected as owned by them in the consolidated financial statements included in the Company's Annual Report on Form 10-KS B for the fiscal year ended December 31, 1998, subject to no lien, mortgage, pledge, charge or encumbrance of any kind except (i) those, if any, reflected in such consolidated financial statements, or (ii) those which are not material in amount and do not materially and adversely affect the use made and intended to be made of such property by the Company or its subsidiaries. Each of the Company and its subsidiaries holds its leased properties under valid and binding leases, with such exceptions as are not materially significant in relation to the business of the Company and its subsidiaries, taken as a whole. Each of the Company and its subsidiaries owns or leases all such properties as are necessary to its operations as now conducted.

      3.12 INTELLECTUAL PROPERTY. The Company and its subsidiaries own or have obtained valid licenses, options or rights to use for the material inventions, patent applications, patents, trademarks (both registered and unregistered), tradenames, copyrights and trade secrets necessary for the conduct of the Company's and its subsidiaries' respective businesses as currently conducted and as the Company and its subsidiaries contemplate conducting in all material respects (collectively, the "Intellectual Property"). Neither the Company nor any of its subsidiaries has received notice of any third parties who have any ownership rights to any Intellectual Property that is owned by, or has been licensed to, the Company or its subsidiaries that would preclude the Company or its subsidiaries from conducting their respective businesses as currently conducted and as the Company and its subsidiaries contemplate conducting in all material respects. To the Company's knowledge, there are currently no sales of products that would constitute an infringement by third parties of any material Intellectual Property owned, licensed or optioned by the Company or its subsidiaries. There is no pending or, to the Company's knowledge, threatened action, suit, proceeding or claim by others challenging the rights of the Company or its subsidiaries in or to any material Intellectual Property owned, licensed or optioned by the Company or its subsidiaries. There is no pending or, to the Company's knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of any material Intellectual Property owned, licensed or optioned by the Company or its subsidiaries. There is no pending or, to the Company's knowledge, threatened action, suit, proceeding or claim by others that the Company or its subsidiaries infringe or otherwise violate any patent, trademark, copyright, trade secret or other proprietary right of others as would reasonably be expected to result in a Material Adverse Effect.

      3.13 COMPLIANCE. Neither the Company nor any of its subsidiaries has been advised, and has no reason to believe, that it is not conducting its business in compliance with all applicable laws, rules and regulations of the jurisdictions in which it is conducting business, including, without limitation, all applicable local, state and federal environmental laws and regulations, except where failure to be so in compliance would not individually or in the aggregate have a Material Adverse Effect.

      3.14 TAXES. Each of the Company and its subsidiaries has filed or obtained filing extensions with respect to all federal, state, local and foreign income and franchise tax returns material to the Company and the subsidiaries, taken as a whole, and has paid or accrued all taxes shown as due thereon, and neither the Company nor any of its subsidiaries has knowledge of a tax deficiency which has been asserted or threatened against it which would reasonably be expected to have a Material Adverse Effect.

      3.15 TRANSFER TAXES. On the Closing Date, all stock transfers or other taxes (other than income taxes) which are required to be paid in connection with the sale and transfer of the Shares to be sold to the Purchasers hereunder will be, or will have been, fully paid or provided for by the Company and all laws imposing such taxes will be or will have been fully complied with.

      3.16 INSURANCE. Each of the Company and its subsidiaries maintains insurance of the type and in the amount that the Company reasonably believes is adequate for its business, including, but not limited to, insurance covering all real and personal property owned or leased by the Company or its subsidiaries against risks customarily insured against by similarly situated companies, all of which insurance is in full force and effect.

      3.17 CONTRIBUTIONS. Neither the Company at any time since its incorporation nor its subsidiaries at any time since they were acquired or formed by the Company have, directly or indirectly, (i) made any unlawful contribution to any candidate for public office, failed to disclose fully where required by law any contribution in violation of law, or (ii) made any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof and in each case except for instances that would not have a Material Adverse Effect.

      3.18 YEAR 2000 COMPLIANCE. The Company has reviewed its operations to evaluate the extent to which the business or operations of the Company and its subsidiaries will be affected by the Year 2000 Problem (as defined below). As a result of such review, the Company has no reason to believe, and does not believe, that the Year 2000 Problem will have a Material Adverse Effect. The "Year 2000 Problem" as used herein means any significant risk that the Company's computer hardware or software used in the receipt, transmission, processing, manipulation, storage, retrieval, retransmissions or other utilization of data or in the operation of mechanical or electrical systems of any kind will not, in the case of dates or time periods occurring after December 31, 1999, function at least as effectively as in the case of dates or time periods occurring prior to January 1, 2000.

      3.19 INVESTMENT COMPANY. The Company is not an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for an investment company, within the meaning of the Investment Company Act of 1940, as amended.

      3.20 OFFERING MATERIALS. The Company has not distributed and will not distribute prior to the Closing Date any offering material in connection with the offering and sale of the Shares other than the Company Reports. The Company has not nor will it take any action to sell, offer for sale or solicit offers to buy any securities of the Company which would reasonably be expected to cause the offer or sale of the Shares, as contemplated by this Agreement, to be within the provisions of Section 5 of the Securities Act.

      3.21 RELATED PARTY TRANSACTIONS. No transaction has occurred between or among the Company and its affiliates, officers or directors or any affiliate or affiliates of any such officer or director that is required to be described in the Company's Reports and other filings under the Securities Exchange Act of 1934 (the "Exchange Act") that is not so described.

      3.22 BOOKS AND RECORDS. The books, records and accounts of the Company accurately and fairly reflect, in reasonable detail, the transactions in, and dispositions of, the assets of, and the results of operations of, the Company, all to the extent required by generally accepted accounting principles. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.


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

4.    REPRESENTATIONS OF THE PURCHASERS.

      Each Purchaser, severally and not jointly, represents and warrants to the Company as follows:

4.1 INVESTMENT. Purchaser (a) is acquiring the Shares solely for its own account for investment purposes and not with a view to, or for sale in connection with, any distribution thereof, nor with any present intention of distributing or selling the same other than pursuant to an effective registration statement under the Securities Act, (b) has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for the disposition thereof and (c) is fully aware that in agreeing to sell the Shares and entering into this Agreement, the Company is relying upon the truth and accuracy of the representations and warranties contained herein. Each Purchaser has made its own investment decision without reliance upon any representation, warranty or covenant from any other Purchaser.

4.2 AUTHORITY FOR AGREEMENT. Purchaser has full power and authority to execute, deliver and perform its obligations under this Agreement in accordance with its terms. Purchaser represents that it has not been organized, reorganized or recapitalized specifically for the purpose of investing in the Company. This Agreement has been duly executed and delivered by Purchaser and constitutes a valid and binding obligation of Purchaser, enforceable against such Purchaser in accordance with its terms.

4.3 INFORMATION. Purchaser or its attorney-in-fact (a) has reviewed the representations of the Company contained in this Agreement and the Company Reports and (b) has had the opportunity to make inquiry concerning the Company and its business and personnel. The officers of the Company have made available to each such person any and all written information that it has requested and have answered to each such person's satisfaction all inquiries made.

4.4 ACCREDITED INVESTOR. Purchaser is an "Accredited Investor" as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act. Purchaser, either alone or with its purchaser representative or attorney-in-fact, has sufficient knowledge and experience in investing in companies similar to the Company so as to be able to evaluate the risks and merits of its investment in the Company and is able financially to bear the risks thereof, including a complete loss of its entire investment.

4.5 TRANSFER OF SHARES. Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Shares except in compliance with the Securities Act, the rules and regulations promulgated thereunder, and applicable state securities laws.


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

4.6 PURCHASER REPRESENTATIVES. In the event that any signatory hereto is signing as attorney-in-fact for one or more advisory client Purchaser(s), as indicated by checking the box above the signature for the Purchaser at the end hereof, the undersigned signatory represents and warrants that the undersigned has been duly appointed as attorney-in-fact of such Purchaser(s), that the undersigned has sufficient discretionary authority to enter into this Agreement on behalf of such Purchaser(s), and that each of the representations and warranties contained in this Section 4 are true and correct with respect to each of such Purchaser(s). Except as specifically disclosed in writing prior to the date hereof to the Company, the Purchaser is not an affiliate of the Company, a broker-dealer or affiliated with a broker-dealer.

5.    COVENANTS. The Company and the Purchasers agree as follows:

      5.1 INFORMATION TO BE FURNISHED. The Company shall deliver to the Purchaser with reasonable promptness, such material notices, information and data with respect to the Company as the Company files with the SEC and delivers to all holders of its Common Stock.

      5.2 REGISTRATION OF SHARES. The Company will, at its expense, within 20 business days after the Closing Date file with the SEC a registration statement on Form S-3, or if Form S-3 is unavailable to the Company, on Form 5-1, to register, under the Securities Act, the resale of the Shares by the holders thereof (the "Registration Statement"), and will use its reasonable best efforts to cause such Registration Statement to become effective as promptly as possible (including by filing when and as appropriate amendments and supplements thereto and to the related prospectus, and by making all required "Blue Sky" filings, if any) and to remain effective continuously until the earlier of (a) two years from the Closing Date, (b) such time as all of the Shares held by Purchaser may be sold pursuant to Rule 144 promulgated under the Securities Act on a single day without regard to volume limitations or (c) such time as all Shares have been sold. After the Registration Statement is declared effective under the Securities Act, the Company will furnish holders of Shares (and to each underwriter, if any, of the Shares) with such number of copies of the prospectus included in the Registration Statement as the holders may reasonably request to facilitate the resale of the Shares. Each Purchaser will cooperate in promptly providing all information or certificates required from it in order to be included as a selling stockholder on such Registration Statement. In the event that the Company shall fail to cause the Registration Statement to be declared effective within 90 days after the Closing Date, the Company shall pay to each holder of Shares, as compensation therefor, a cash payment equal to 1% of the product obtained by multiplying the Purchase Price and the number of Shares held by such holder. In addition, if the Registration Statement is not declared effective within 180 days after the Closing Date, the Company shall pay to each holder of Shares an additional cash payment equal to 2% of the product obtained by multiplying the Purchase Price and the number of Shares held by such holder for each 30 day-period or part thereof that effectiveness of the Registration Statement is delayed beyond 180 days after the Closing Date. After the Closing Date, the Company shall not file or maintain any registration statement with the Securities and Exchange Commission under the Securities Act prior to the time it files the Registration Statement. The Company, upon reasonable request of a Purchaser, will meet with such Purchaser or a representative thereof at the Company's headquarters to discuss information relevant for disclosure in the Registration Statement covering the Shares, subject to appropriate confidentiality limitations as the Company may require.

      5.3   PURCHASER SALES PROCEDURES.

            (a) Each Purchaser agrees that such Purchaser will not effect any disposition of the Shares that would constitute a sale within the meaning of the Securities Act, except as contemplated in the Registration Statement, and that the Purchaser will promptly notify the Company of any changes in the information set forth in the Registration Statement regarding the Purchaser or such Purchaser's plan of distribution set forth in such Registration Statement.

            (b) For so long as the prospectus delivery requirement under the Securities Act is in effect, the Purchaser shall not make any sale of the Shares without complying with such requirement.

            (c) Notwithstanding the provisions of Section 5.2, each Purchaser acknowledges that there may occasionally be times when the Company must suspend the use of the prospectus forming a part of the Registration Statement if there then exists material, non-public information regarding the Company, of such a nature that the public disclosure of which would not, in the reasonable opinion of the Company, be appropriate at that time; provided, however, that the Company shall not suspend the use of the prospectus for a period or periods that, in the aggregate, exceed 90 days in any twelve-month period. The Purchaser hereby covenants that, prior to selling any Shares pursuant to the Registration Statement, the Purchaser shall notify the Company in writing of its intent to sell Shares. The Company shall have the two business days immediately following the date of delivery of such notice during which to notify the Purchaser of a suspension of the prospectus forming a part of the Registration Statement. During this two-day period, the Purchaser will not sell any Shares. If the Company notifies the Purchaser that use of the prospectus has been suspended, the Purchaser will not sell any Shares pursuant to said prospectus until such time that the Company gives the Purchaser notice (all such notices shall be given by the Company as promptly as practicable following the suspension notice) that the Purchaser may thereafter effect sales pursuant to said prospectus, from which time the Purchaser may sell shares for a period of ten business days without complying with the pre-sale notification requirements set forth above. The Purchaser further covenants to promptly notify the Company following the sale of all of the Purchaser's Shares.

      5.4 LISTING OF SHARES. The Company will, within twenty business days after the Closing Date, file with The Nasdaq Stock Market, Inc. a Notification of Listing of Additional Shares (together with the required listing fee), thereby listing the Shares on the NASDAQ National Market.

      5.5 MARKET STAND-OFF. If requested by the managing underwriters in an underwritten offering composed primarily of newly issued shares of Common Stock, the Purchasers, or any assignees thereof, will not sell any of the Shares for up to 90 days (as requested by such underwriters) following such public.

6.    INDEMNIFICATION AND CONTRIBUTION.

      6.1 INDEMNIFICATION BY THE COMPANY. The Company will indemnify and hold harmless each Purchaser, and each other person, if any, who controls or is an affiliate of such Purchaser within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which such Purchaser, controlling person or affiliate may become subject under the Securities Act, the Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement under which the Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Company will reimburse such Purchaser and each such controlling person and affiliate for any legal or any other expenses reasonably incurred by such Purchaser, controlling person or affiliate in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such Registration Statement, preliminary prospectus or final prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by or on behalf of such Purchaser, controlling person or affiliate specifically for use in the preparation thereof.

      6.2 INDEMNIFICATION BY THE PURCHASERS. Each Purchaser, severally and not jointly, will indemnify and hold harmless the Company, each of its directors and officers and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which the Company, such directors and officers or controlling person may become subject under the Securities Act, Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which the Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent the statement or omission was made in reliance upon and in conformity with information relating to such Purchaser furnished in writing to the Company by or on behalf of such Purchaser specifically for use in connection with the preparation of such Registration Statement, prospectus, amendment or supplement; provided, however, that the obligations of each Purchaser hereunder shall be limited to an amount equal to the net proceeds to such Purchaser of Shares sold in connection with such registration.

      6.3 INDEMNIFICATION PROCEDURES. Each party entitled to indemnification under this Section 6 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld); and, provided further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 6, unless and except to the extent that the Indemnifying Party is prejudiced by the failure of the Indemnified Party to provide timely notice. The Indemnified Party may participate in such defense at such party's expense; provided, however, that the Indemnifying Party shall pay such expense if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate in the judgment of the Indemnified Party due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party.

      6.4 CONTRIBUTION. In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either
      (a) any Purchaser, or any controlling person of any such Purchaser, makes a claim for indemnification pursuant to this Section 6 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 6 provides for indemnification in such case, or (b) contribution under the Securities Act may be required on the part of any such Purchaser or any such controlling person in circumstances for which indemnification is provided under this Section 6; then, in each such case, the Company and such Purchaser will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportions so that such Purchaser is responsible for the portion represented by the percentage that the public offering price of its Shares offered by the Registration Statement bears to the public offering price of all securities offered by such Registration Statement, and the Company is responsible for the remaining portion; provided, however, that, in any such case, (x) no such Purchaser will be required to contribute any amount in excess of the net proceeds to it of all Shares sold by it pursuant to such Registration Statement and (y) no person or entity guilty of fraudulent misrepresentation, within the meaning of Section 11(f) of the Securities Act, shall be entitled to contribution from any person or entity who is not guilty of such fraudulent misrepresentation.

7.    RIGHT OF FIRST REFUSAL.

      7.1 LIMITATION ON FUTURE ISSUANCES. For a period of one year from the date hereof, the Company shall not issue, sell or exchange, or agree to issue, sell or exchange (a) any shares of its Common Stock or (b) any option, warrant or other right that is exercisable for, or convertible into, shares of its Common Stock (collectively, "Offered Securities"), unless in each such case the Company shall have first complied with this Section 7.

      7.2   PROCEDURE.

            (a) The Company shall deliver to each Purchaser a written notice of any proposed or intended issuance, sale or exchange of Offered Securities (the "Offer"), which Offer shall (i) identify and describe the Offered Securities, (ii) describe the price and other terms upon which they are to be issued, sold or exchanged, and the number or amount of the Offered Securities to be issued, sold or exchanged and (iii) offer to issue and sell to or exchange with such Purchaser that number of the Offered Securities which represents the same percentage of the total Offered Securities as the number of Shares held by such Purchaser represents of the total number of shares of Common Stock outstanding (the "Basic Amount"). Each Purchaser shall have the right, for a period of 10 business days following delivery of the Offer, to accept the Offer in the manner set forth below. The Offer by its term shall remain open and irrevocable for such 10-business day period. To accept an Offer, in whole or in part, a Purchaser must deliver a written notice to the Company prior to the end of the 10-business day period of the Offer, setting forth the portion of such Purchaser's Basic Amount that such Purchaser elects to purchase (the "Notice of Acceptance").

            (b) The Company shall have 60 days from the expiration of the 10-business day period set forth above to issue, sell or exchange all or any part of such Offered Securities as to which a Notice of Acceptance has not been given by the Investors, but only upon terms and conditions which are not more favorable, in the aggregate, to the acquiring person or persons or less favorable to the Company than those set forth in the Offer.

            (c) Any Offered Securities not acquired by the Purchasers or other persons in accordance with Section 7.2 may not be issued, sold or exchanged until they are again offered to the Purchasers under the procedures specified in this Section 7.

      7.3 EXCLUDED ISSUANCES. The rights of the Purchasers under this Section 7 shall not apply to:

            (a) Common Stock issued as a stock dividend to holders of Common Stock or upon any subdivision or combination of shares of Common Stock;

            (b) the issuance of shares of Common Stock, or options exercisable therefor, to employees, consultants, directors, equipment lessors or banks (in commercial bank financing arrangements) or similar institutional credit financing sources;

            (c) securities issued solely in consideration for the acquisition (whether by merger or otherwise) by the Company or any of its subsidiaries of stock or assets of any other entity, or in connection with a licensing or strategic partnering transaction approved by the Board of Directors of the Company (and the stockholders, if required under applicable law or regulation); or

            (d) shares of Common Stock sold by the Company in an underwritten public offering pursuant to an effective registration statement under the Securities Act.

8.    MISCELLANEOUS.

      8.1 ASSIGNABILITY. This Agreement, and the rights and obligations of the Purchaser hereunder, may not be assigned in whole or in part by Purchaser to any person or entity other than to an affiliate of such Purchaser or its ultimate parent entity.

      8.2 CONFIDENTIALITY. Purchaser agrees that it will keep confidential and will not disclose or divulge any confidential, proprietary or secret information which Purchaser may obtain from the Company pursuant to this Agreement, unless such information is known, or until such information becomes known, to the public; provided, however, that Purchaser may disclose such information (a) to its attorneys, accountants, consultants and other professionals to the extent necessary to obtain their services in connection with its investment in the Company, (b) to any prospective purchaser of any Shares from a Purchaser as long as such prospective purchaser agrees in writing to be bound by the provisions of this Section or (c) to any affiliate of a Purchaser; subject, in each case, to the agreement of such party to keep such information confidential as set forth herein.

      8.3 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All agreements, representations and warranties contained herein shall survive the execution and delivery of this Agreement and the closing of the transactions contemplated hereby.

      8.4 NOTICES. All notices, requests, consents and other communications under this Agreement shall be in writing and shall be delivered by hand, sent via a reputable nationwide overnight courier service, transmitted via facsimile with hard copy via U.S. mail, or mailed by first class certified or registered mail, return receipt requested, postage prepaid:

            If to the Company, at White Pine Software, Inc., 542 Amherst Street, Nashua, New Hampshire 03063, Attention: Chief Executive Officer, or at such other address as may have been furnished in writing by the Company to the Purchaser, with a copy to: Mark L. Johnson, Esq., Foley, Hoag & Eliot LLP, One Post Office Square, Boston, Massachusetts 02109; or

            If to any Purchaser, at its address as indicated on Exhibit A below, or at such other address or addresses as may have been furnished in writing by the Purchaser to the Company.

      Notices provided in accordance with this Section 8.4 shall be deemed delivered upon personal delivery, one business day after being sent via a reputable nationwide overnight courier service for next business day delivery, or two business days after deposit in the mail and on the next business day following transmittal via facsimile.

      8.5 EXPENSES. The Company and each Purchaser each agree to indemnify and save the other harmless from and against any and all claims, liabilities or obligations with respect to brokerage or finders' fees or commissions in connection with the transactions contemplated by this Agreement asserted by any person on the basis of any agreement, statement or representation alleged to have been made by such indemnifying party. The Company shall pay its own expenses including attorneys' fees.

      8.6 ENTIRE AGREEMENT. This Agreement embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

      8.7 AMENDMENT AND WAIVER. Except as otherwise expressly set forth in this Agreement, any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and of Purchasers holding in the aggregate not less than two-thirds (67%) of all the Shares then outstanding and held by the Purchasers. Any amendment or waiver effected in accordance with this Section 6.7 shall be binding upon each holder of any Shares. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

      8.8 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall be one and the same document.

      8.9 SEPARATE AGREEMENT WITH EACH PURCHASER. While this Agreement is being executed in multiple counterparts with multiple Purchasers, the transaction with each Purchaser shall be considered a separate transaction and none of the rights or obligations of any Purchaser shall be the in any way affected by actions of any other Purchasers except to the extent that Purchasers are required by the terms hereof to act as a group.

      8.10 HEADINGS. The section headings are for the convenience of the parties and in no way alter, modify, amend, limit or restrict the contractual obligations of the parties.

      8.11 ENFORCEABILITY. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

      8.12 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to the choice of law provisions thereof.

                                  *     *     *

Executed as of the date first written above.


                                            WHITE PINE SOFTWARE, INC.

                                            By: /s/ Killko A. Caballero
                                                ------------------------------
                                                Killko A. Caballero
                                                Chief Executive Officer


PURCHASER:

Shares Purchased            Dollars Invested
----------------            ----------------

325,521                     $5,000,002.56


/s/ Steve Hawkins
---------------------------
(Purchaser's name here)
Altamira Management Ltd. as Agent for the Accounts listed in Exhibit A Steve Hawkins, Supervisor Compliance

/ / Check this box to the undersigned is acting as attorney-in-fact for certain advisory client Purchasers with respect to which it has discretionary authority.

                                             By:________________________________

                                             Name:______________________________

                                             Title:_____________________________

                                             Date:______________________________

                                             Address for delivery of shares:

                                             ___________________________________

                                             ___________________________________

Contact Information
Steve Hawkins
ph (416) 507-7108 fx (416) 507-7111
e-mail: shawkins@altamira.com

                                    EXHIBIT A

ALTAMIRA MANAGEMENT LTD.   SHARE
------------------------   -----
        ACCOUNT#          QUANTITY    NET AMOUNT     REGISTRATION INSTRUCTION            DELIVERY INSTRUCTIONS
        --------          --------    ----------     ------------------------            ---------------------
           31             162,760   $2,499,993.60  JAYVEE & CO A/C YARF 1209002     CIBC MELLON GLOBAL SECURITIES
                                                   CIBC MELLON GLOBAL SECURITES     COMMERCE COURT WEST,
                                                   320 BAY STREET, P0 BOX 1         SECURITIES LEVEL
                                                   TORONTO ONT. M5H 4A6             TORONTO, ONT M5G 1A2
                                                   ATTN: MICHAEL PAVKOVIC

          360              99,886   $1,534,248.96  JAYVEE & CO A/C YARF 1203002     CIBC MELLON GLOBAL SECURITIES
                                                   CIBC MELLON GLOBAL SECURITES     COMMERCE COURT WEST,
                                                   320 BAY STREET, P0 BOX 1         SECURITIES LEVEL
                                                   TORONTO ONT. M5H 4A6             TORONTO, ONT M5G 1A2
                                                   ATTN: MICHAEL PAVKOVIC

          408              62,875     $965,760.00  ROYAL TRUST CORP. OF CANADA IN   ROYAL TRUST CORP OF CANADA
                                                   TRUST FOR ACCOUNT 27396004       ROYAL BANK PLAZA, 200 BAY ST.
                                                   ROYAL BANK PLAZA 200             SOUTH TOWER, SUB LEVEL
                                                   BAY STREET TORONTO               TORONTO, ONT. M5J 2J5
                                                   ONT M5J 2J5 ATTN: NALINI
                                                   SAHADEO

       TOTALS             325,521   $5,000,002.56

                                                                Exhibit 10.11(b)

                            STOCK PURCHASE AGREEMENT

      This Agreement dated as of December 31, 1999 is entered into by and among White Pine Software, Inc., a Delaware corporation (the "Company"), and each entity which executes a counterpart to this Agreement and is listed on Exhibit A (each referred to herein as a "Purchaser," and collectively referred to herein as the "Purchasers").

      In consideration of the mutual promises and covenants contained in this Agreement, the parties hereto agree as follows:

1.    PURCHASE AND SALE OF SHARES.

      1.1 AUTHORIZATION. The Company has duly authorized the sale and issuance, pursuant to the terms of this Agreement, of an aggregate of 325,521 shares (the "Shares") of its common stock, $0.01 par value per share ("Common Stock").

      1.2 PURCHASE AND SALE OF SHARES. Subject to the terms and conditions of this Agreement, each Purchaser agrees to purchase and the Company agrees to sell, that number of Shares indicated opposite the Purchaser's name on Exhibit A, at a purchase price equal to $15.36 per share (the "Purchase Price").

      1.3 CLOSING. The Closing of the purchase and sale of the Shares contemplated by this Agreement (the "Closing") shall take place at the offices of Foley, Hoag & Eliot LLP, One Post Office Square, Boston, Massachusetts 02109 at 12 noon EST, on December 31, 1999, or at such other place and time as mutually agreed by the Company and the Purchasers (the "Closing Date"). At the Closing, the Company shall deliver to each Purchaser a certificate for the number of Shares for which that Purchaser has subscribed against payment of the purchase price therefore. Each Purchaser shall remit the purchase price for the Shares being purchased at the Closing by wire transfer of same-day funds to an account designated in writing by the Company.

      1.4 USE OF PROCEEDS. The Company will use the proceeds from the sale of the Shares for working capital and other general corporate purposes.

2.    CONDITIONS TO CLOSING.

      The obligation of the Purchasers to purchase and pay for the Shares shall be subject to the accuracy of the representations and warranties made by the Company herein and to the following conditions (any of which may be waived by a Purchaser, acting individually, in its sole discretion, as to such Purchaser's own Shares, but not as to the Shares to be purchased by any other Purchaser):

      2.1 DELIVERIES BY THE COMPANY. The Company shall deliver to the Purchaser or its agent:

            (a) a certificate, as of recent date, as to the legal existence and corporate good standing of the Company issued by the Secretary of State of the State of Delaware;

            (b) a copy of the Certificate of Incorporation of the Company, as amended and in effect as of the Closing Date, certified by the Secretary of State of the State of Delaware;

            (c) a copy of the resolutions of the Board of Directors of the Company authorizing and approving this Agreement and the issuance of the Shares hereby, certified by the Secretary of the Company;

            (d) a copy of the By-laws of the Company, certified by the Secretary of the Company as in effect as of the Closing Date;

            (e) an opinion of Foley, Hoag & Eliot LLP, counsel to the Company, in substantially the form attached hereto as Exhibit B; and

            (f) an executed lock-up agreement from each officer and director of the Company in substantially the form attached hereto as Exhibit C.

3. REPRESENTATIONS OF THE COMPANY. Except as set forth in the applicable section of the Disclosure Schedule attached hereto, the Company hereby represents and warrants to each Purchaser as follows as of the date hereof and as of Closing.

      3.1 ORGANIZATION AND QUALIFICATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company is duly qualified or otherwise authorized to transact business as a foreign corporation and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on the results of operations, business or financial condition of the Company and its subsidiaries taken as a whole (a "Material Adverse Effect"). Each of the Company's subsidiaries is a corporation duly organized, validly existing an din good standing under the laws of its jurisdiction of incorporation. Each of the

      Company's subsidiaries is duly qualified or otherwise authorized to transact business as a foreign corporation and is in good standing in each jurisdiction in which the failure to so qualify would have a Material Adverse Effect.

      3.2 CAPITALIZATION. The Company is authorized to issue (a) 30,000,000 shares of Common Stock, and (b) 5,000,000 shares of Preferred Stock, $0.01 par value per share. As of December 22, 1999, there were issued and outstanding [10,702,213] shares of Common Stock; no shares of Preferred Stock had been issued or were outstanding; and options, warrants or rights to purchase an aggregate of approximately 1,679,016 shares of Common Stock had been granted by the Company and were outstanding. The Common Stock and the Preferred Stock of the Company have the voting powers, designations, preferences, rights and qualifications, and limitations or restrictions set forth in the Certificate of Incorporation and amendments thereto. All of the issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities, and conform in all material respects to the description thereof contained in the Company's Registration Statement on Form 8-A and the Company Reports (as hereinafter defined). Except as disclosed in the first sentence of this section, the Company does not have outstanding any options or warrants to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of its capital stock or any shares of capital stock of any subsidiary and there is no commitment, plan or arrangement to issue, any securities or obligations convertible into any shares of capital stock of the Company or its subsidiaries or any such options, rights convertible securities or obligations. The description of the Company's capital stock, stock bonus and other stock plans or arrangements and the options or other rights granted and exercised thereunder, contained in the Company's Registration Statement on Form 8-A and the Company Reports accurately and fairly presents the information required to be shown with respect to such capital stock, plans, arrangements, options and rights (except for issuances and exercises of options in the ordinary course of business).

      3.3 AUTHORITY FOR AGREEMENT. The execution, delivery and performance of this Agreement by the Company has been duly authorized by all necessary corporate action on the part of the Company, and this Agreement has been duly executed and delivered by the Company, and this Agreement constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium and similar laws affecting the rights and remedies of creditors generally and to general principles of equity.

      3.4 ISSUANCE AND SALE OF SHARES. The issuance and sale of the Shares by the Company has been duly authorized and the Shares have been duly reserved for issuance by all necessary corporate action on the part of the Company, and the Shares, when issued and delivered against payment therefor, will be validly issued, fully paid and nonassessable. Based in part on the representations made by or on behalf of each Purchaser in
      Section 4 of this Agreement, the offer, issuance and sale of the Shares pursuant to this Agreement are exempt from registration under the Securities Act. The issued shares of capital stock of each of the Company's subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and are owned by the Company free and clear of any perfected security interest, or any other security interests, liens, encumbrances, equities or claims. No preemptive rights or other rights to subscribe for or purchase exist with respect to the issuance and sale of the Shares by the Company pursuant to this Agreement. No stockholder of the Company has any right to request or require the Company to register the sale of any shares owned by such stockholder under the Securities Act of 1933, as amended (the "Securities Act"), in the Registration Statement (as hereinafter defined). No further approval or authority of the stockholders or the Board of Directors of the Company will be required for the issuance and sale of the Shares to be sold by the Company hereunder.

      3.5 NO BREACH. The execution, delivery and performance of this Agreement by the Company will not (a) conflict with or violate any provision of the Certificate of Incorporation, as amended, or By-laws of the Company, (b) require on the part of the Company any filing with, or permit, authorization, consent or approval of, any governmental entity, (c) result in breach of, constitute a default under, or require any notice, consent or waiver under, any contract, agreement or other instrument to which the Company is a party or by which it is bound (other than any consent or waiver which has already been obtained) or (d) violate any order, writ, injunction, decree, statute, rule or regulation applicable to the Company, excluding from subparagraphs (a)-(d) such matters as would not in the aggregate have a Material Adverse Effect or a material adverse effect upon the transactions contemplated hereby. No consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body is required for the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby, except for compliance with the Blue Sky laws and federal securities laws applicable to the offering of the Shares.

      3.6 SEC REPORTS. The Company has previously furnished to the Purchasers complete and accurate copies, as amended or supplemented, of its (a) Annual Report on Form 10-KSB for the fiscal year ended December 31,1998, as filed with the SEC, (b) all proxy statements relating to the Company's meetings of stockholders held or currently scheduled since December 31, 1998 and (c) all other publicly available reports filed by the Company with the SEC under the

      Securities Exchange Act of 1934, as amended (the "Exchange Act"), since December 31, 1998 and through the date hereof (such reports are collectively referred to herein as the "Company Reports"). The Company Reports constitute all of the documents required to be filed by the Company under Section 13, 14 or 15(d) of the Exchange Act with the SEC since January 1, 1999. As of their respective dates, the Company Reports did not, and as of the date hereof do not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

      3.7 FINANCIAL STATEMENTS. The audited financial statements and unaudited interim financial statements of the Company included in the Company Reports (a) comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, (b) have been prepared in accordance with GAAP applied on a consistent basis throughout the periods covered thereby (except as may be indicated therein or in the notes thereto), (c) fairly present the consolidated financial condition, results of operations and cash flows of the Company as of the respective dates thereof and for the periods referred to therein and (d) are consistent with the books and records of the Company.

      3.8 OTHER INFORMATION. The Company has provided to and discussed with the Purchaser such information as the Purchaser has requested regarding the current operations, financial condition (including the amount of available cash) and plans of the Company.

      3.9 MATERIAL ADVERSE CHANGE. Since December 31, 1998, and except as disclosed by the Company in the Company Reports or otherwise in writing to the Purchasers, (i) there has not been any material adverse change in the operations or financial condition of operations of the Company, except that the Company continues to incur operating losses, (ii) neither the Company nor its subsidiaries have incurred any liabilities or obligations, indirect or contingent, of such a nature that would require inclusion on a balance sheet under generally accepted accounting principles (nor, to the Company's knowledge, any other liabilities or obligations) or entered into any verbal or written agreements or other transactions which are not in the ordinary course of business or which could reasonably be expected to result in a Material Adverse Effect; (iii) neither the Company nor its subsidiaries have sustained any material loss or interference with its businesses or properties from fire, flood, windstorm, accident or other calamity not covered by insurance; (iv) neither the Company nor its subsidiaries have paid or declared any dividends or other distributions with respect to its capital stock and neither the Company nor its subsidiaries is in default in the payment of principal or interest on any outstanding debt obligations; and (v) there has not been any change in the capital stock of the Company other than the sale of the Shares hereunder and shares or options issued pursuant to exercise of outstanding warrants or employee and director stock option plans approved by the Company's Board of Directors. There is no fact which the Company has not disclosed to the Purchasers and their counsel in writing and of which the Company is aware which has, had or is reasonably likely to have a Material Adverse Effect.

      3.10 ACTIONS AND PROCEEDINGS. There are no actions, suits or claims or legal or arbitral proceedings or governmental inquiries or investigations, pending, or, to the Company's knowledge, threatened against the Company, which question the validity of this Agreement or the right of the Company to enter into it, or which might result in a Material Adverse Effect.

      3.11 PROPERTIES. Each of the Company and its subsidiaries has good and marketable title to all the properties and assets reflected as owned by them in the consolidated financial statements included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1998, subject to no lien, mortgage, pledge, charge or encumbrance of any kind except (i) those, if any, reflected in such consolidated financial statements, or (ii) those which are not material in amount and do not materially and adversely affect the use made and intended to be made of such property by the Company or its subsidiaries. Each of the Company and its subsidiaries holds its leased properties under valid and binding leases, with such exceptions as are not materially significant in relation to the business of the Company and its subsidiaries, taken as a whole. Each of the Company and its subsidiaries owns or leases all such properties as are necessary to its operations as now conducted.

      3.12 INTELLECTUAL PROPERTY. The Company and its subsidiaries own or have obtained valid licenses, options or rights to use for the material inventions, patent applications, patents, trademarks (both registered and unregistered), tradenames, copyrights and trade secrets necessary for the conduct of the Company's and its subsidiaries' respective businesses as currently conducted and as the Company and its subsidiaries contemplate conducting in all material respects (collectively, the "Intellectual Property"). Neither the Company nor any of its subsidiaries has received notice of any third parties who have any ownership rights to any Intellectual Property that is owned by, or has been licensed to, the Company or its subsidiaries that would preclude the Company or its subsidiaries from conducting their respective businesses as currently conducted and as the Company and its subsidiaries contemplate conducting in all material respects. To the Company's knowledge, there are currently no sales of products that would constitute an infringement by third parties of any material Intellectual Property owned, licensed or optioned by the Company or its subsidiaries. There is no pending or, to the Company's knowledge, threatened action, suit, proceeding or claim by others challenging the rights of the Company or its subsidiaries in or to any material Intellectual Property owned, licensed or optioned by the Company or its subsidiaries. There is no pending or, to the Company's knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of any material Intellectual Property owned, licensed or optioned by the Company or its subsidiaries. There is no pending or, to the Company's knowledge, threatened action, suit, proceeding or claim by others that the Company or its subsidiaries infringe or otherwise violate any patent, trademark, copyright, trade secret or other proprietary right of others as would reasonably be expected to result in a Material Adverse Effect.

      3.13 COMPLIANCE. Neither the Company nor any of its subsidiaries has been advised, and has no reason to believe, that it is not conducting its business in compliance with all applicable laws, rules and regulations of the jurisdictions in which it is conducting business, including, without limitation, all applicable local, state and federal environmental laws and regulations, except where failure to be so in compliance would not individually or in the aggregate have a Material Adverse Effect.

      3.14 TAXES. Each of the Company and its subsidiaries has filed or obtained filing extensions with respect to all federal, state, local and foreign income and franchise tax returns material to the Company and the subsidiaries, taken as a whole, and has paid or accrued all taxes shown as due thereon, and neither the Company nor any of its subsidiaries has knowledge of a tax deficiency which has been asserted or threatened against it which would reasonably be expected to have a Material Adverse Effect.

      3.15 TRANSFER TAXES. On the Closing Date, all stock transfers or other taxes (other than income taxes) which are required to be paid in connection with the sale and transfer of the Shares to be sold to the Purchasers hereunder will be, or will have been, fully paid or provided for by the Company and all laws imposing such taxes will be or will have been fully complied with.

      3.16 INSURANCE. Each of the Company and its subsidiaries maintains insurance of the type and in the amount that the Company reasonably believes is adequate for its business, including, but not limited to, insurance covering all real and personal property owned or leased by the Company or its subsidiaries against risks customarily insured against by similarly situated companies, all of which insurance is in full force and effect.

      3.17 CONTRIBUTIONS. Neither the Company at any time since its incorporation nor its subsidiaries at any time since they were acquired or formed by the Company have, directly or indirectly, (i) made any unlawful contribution to any candidate for public office, failed to disclose fully where required by law any contribution in violation of law, or (ii) made any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof and in each case except for instances that would not have a Material Adverse Effect.

      3.18 YEAR 2000 COMPLIANCE. The Company has reviewed its operations to evaluate the extent to which the business or operations of the Company and its subsidiaries will be affected by the Year 2000 Problem (as defined below). As a result of such review, the Company has no reason to believe, and does not believe, that the Year 2000 Problem will have a Material Adverse Effect. The "Year 2000 Problem" as used herein means any significant risk that the Company's computer hardware or software used in the receipt, transmission, processing, manipulation, storage, retrieval, retransmissions or other utilization of data or in the operation of mechanical or electrical systems of any kind will not, in the case of dates or time periods occurring after December 31, 1999, function at least as effectively as in the case of dates or time periods occurring prior to January 1, 2000.

      3.19 INVESTMENT COMPANY. The Company is not an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for an investment company, within the meaning of the Investment Company Act of 1940, as amended.

      3.20 OFFERING MATERIALS. The Company has not distributed and will not distribute prior to the Closing Date any offering material in connection with the offering and sale of the Shares other than the Company Reports. The Company has not nor will it take any action to sell, offer for sale or solicit offers to buy any securities of the Company which would reasonably be expected to cause the offer or sale of the Shares, as contemplated by this Agreement, to be within the provisions of Section 5 of the Securities Act.

      3.21 RELATED PARTY TRANSACTIONS. No transaction has occurred between or among the Company and its affiliates, officers or directors or any affiliate or affiliates of any such officer or director that is required to be described in the Company's Reports and other filings under the Securities Exchange Act of 1934 (the "Exchange Act") that is not so described.

      3.22 BOOKS AND RECORDS. The books, records and accounts of the Company accurately and fairly reflect, in reasonable detail, the transactions in, and dispositions of, the assets of, and the results of operations of, the Company, all to the extent required by generally accepted accounting principles. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

4.    REPRESENTATIONS OF THE PURCHASERS.

      Each Purchaser, severally and not jointly, represents and warrants to the Company as follows:

4.1 INVESTMENT. Purchaser (a) is acquiring the Shares solely for its own account for investment purposes and not with a view to, or for sale in connection with, any distribution thereof, nor with any present intention of distributing or selling the same other than pursuant to an effective registration statement under the Securities Act, (b) has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for the disposition thereof and (c) is fully aware that in agreeing to sell the Shares and entering into this Agreement, the Company is relying upon the truth and accuracy of the representations and warranties contained herein. Each Purchaser has made its own investment decision without reliance upon any representation, warranty or covenant from any other Purchaser.

4.2 AUTHORITY FOR AGREEMENT. Purchaser has full power and authority to execute, deliver and perform its obligations under this Agreement in accordance with its terms. Purchaser represents that it has not been organized, reorganized or recapitalized specifically for the purpose of investing in the Company. This Agreement has been duly executed and delivered by Purchaser and constitutes a valid and binding obligation of Purchaser, enforceable against such Purchaser in accordance with its terms.

4.3 INFORMATION. Purchaser or its attorney-in-fact (a) has reviewed the representations of the Company contained in this Agreement and the Company Reports and (b) has had the opportunity to make inquiry concerning the Company and its business and personnel. The officers of the Company have made available to each such person any and all written information that it has requested and have answered to each such person's satisfaction all inquiries made.

4.4 ACCREDITED INVESTOR. Purchaser is an "Accredited Investor" as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act. Purchaser, either alone or with its purchaser representative or attorney-in-fact, has sufficient knowledge and experience in investing in companies similar to the Company so as to be able to evaluate the risks and merits of its investment in the Company and is able financially to bear the risks thereof, including a complete loss of its entire investment.

4.5 TRANSFER OF SHARES. Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Shares except in compliance with the Securities Act, the rules and regulations promulgated thereunder, and applicable state securities laws.

4.6 PURCHASER REPRESENTATIVES. In the event that any signatory hereto is signing as attorney-in-fact for one or more advisory client Purchaser(s), as indicated by checking the box above the signature for the Purchaser at the end hereof, the undersigned signatory represents and warrants that the undersigned has been duly appointed as attorney-in-fact of such Purchaser(s), that the undersigned has sufficient discretionary authority to enter into this Agreement on behalf of such Purchaser(s), and that each of the representations and warranties contained in this Section 4 are true and correct with respect to each of such Purchaser(s). Except as specifically disclosed in writing prior to the date hereof to the Company, the Purchaser is not an affiliate of the Company, a broker-dealer or affiliated with a broker-dealer.

5.    COVENANTS. The Company and the Purchasers agree as follows:

      5.1 INFORMATION TO BE FURNISHED. The Company shall deliver to the Purchaser with reasonable promptness, such material notices, information and data with respect to the Company as the Company files with the SEC and delivers to all holders of its Common Stock.

      5.2 REGISTRATION OF SHARES. The Company will, at its expense, within 20 business days after the Closing Date file with the SEC a registration statement on Form S-3, or if Form S-3 is unavailable to the Company, on Form S-l, to register, under the Securities Act, the resale of the Shares by the holders thereof (the "Registration Statement"), and will use its reasonable best efforts to cause such Registration Statement to become effective as promptly as possible (including by filing when and as appropriate amendments and supplements thereto and to the related prospectus, and by making all required "Blue Sky" filings, if any) and to remain effective continuously until the earlier of (a) two years from the Closing Date, (b) such time as all of the Shares held by Purchaser may be sold pursuant to Rule 144 promulgated under the Securities Act on a single day without regard to volume limitations or (c) such time as all Shares have been sold. After the Registration Statement is declared effective under the Securities Act, the Company will furnish holders of Shares (and to each underwriter, if any, of the Shares) with such number of copies of the prospectus included in the Registration Statement as the holders may reasonably request to facilitate the resale of the Shares. Each Purchaser will cooperate in promptly providing all information or certificates required from it in order to be included as a selling stockholder on such Registration Statement. In the event that the Company shall fail to cause the Registration Statement to be declared effective within 90 days after the Closing Date, the Company shall pay to each holder of Shares, as compensation therefor, a cash payment equal to 1% of the product obtained by multiplying the Purchase Price and the number of Shares held by such holder. In addition, if the Registration Statement is not declared effective within 180 days after the Closing Date, the Company shall pay to each holder of Shares an additional cash payment equal to 2% of the product obtained by multiplying the Purchase Price and the number of Shares held by such holder for each 30 day-period or part thereof that effectiveness of the Registration Statement is delayed beyond 180 days after the Closing Date. After the Closing Date, the Company shall not file or maintain any registration statement with the Securities and Exchange Commission under the Securities Act prior to the time it files the Registration Statement. The Company, upon reasonable request of a Purchaser, will meet with such Purchaser or a representative thereof at the Company's headquarters to discuss information relevant for disclosure in the Registration Statement covering the Shares, subject to appropriate confidentiality limitations as the Company may require.

      5.3   PURCHASER SALES PROCEDURES.

            (a) Each Purchaser agrees that such Purchaser will not effect any disposition of the Shares that would constitute a sale within the meaning of the Securities Act, except as contemplated in the Registration Statement, and that the Purchaser will promptly notify the Company of any changes in the information set forth in the Registration Statement regarding the Purchaser or such Purchaser's plan of distribution set forth in such Registration Statement.

            (b) For so long as the prospectus delivery requirement under the Securities Act is in effect, the Purchaser shall not make any sale of the Shares without complying with such requirement.

            (c) Notwithstanding the provisions of Section 5.2, each Purchaser acknowledges that there may occasionally be times when the Company must suspend the use of the prospectus forming a part of the Registration Statement if there then exists material, non-public information regarding the Company, of such a nature that the public disclosure of which would not, in the reasonable opinion of the Company, be appropriate at that time; provided, however, that the Company shall not suspend the use of the prospectus for a period or periods that, in the aggregate, exceed 90 days in any twelve-month period. The Purchaser hereby covenants that, prior to selling any Shares pursuant to the Registration Statement, the Purchaser shall notify the Company in writing of its intent to sell Shares. The Company shall have the two business days immediately following the date of delivery of such notice during which to notify the Purchaser of a suspension of the prospectus forming a part of the Registration Statement. During this two-day period, the Purchaser will not sell any Shares. If the Company notifies the Purchaser that use of the prospectus has been suspended, the Purchaser will not sell any Shares pursuant to said prospectus until such time that the Company gives the Purchaser notice (all such notices shall be given by the Company as promptly as practicable following the suspension notice) that the Purchaser may thereafter effect sales pursuant to said prospectus, from which time the Purchaser may sell shares for a period often business days without complying with the pre-sale notification requirements set forth above. The Purchaser further covenants to promptly notify the Company following the sale of all of the Purchaser's Shares.

      5.4 LISTING OF SHARES. The Company will, within twenty business days after the Closing Date, file with The Nasdaq Stock Market, Inc. a Notification of Listing of Additional Shares (together with the required listing fee), thereby listing the Shares on the NASDAQ National Market.

      5.5 MARKET STAND-OFF. If requested by the managing underwriters in an underwritten offering composed primarily of newly issued shares of Common Stock, the Purchasers, or any assignees thereof, will not sell any of the Shares for up to 90 days (as requested by such underwriters) following such public.

6.    INDEMNIFICATION AND CONTRIBUTION.

      6.1 INDEMNIFICATION BY THE COMPANY. The Company will indemnify and hold harmless each Purchaser, and each other person, if any, who controls or is an affiliate of such Purchaser within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which such Purchaser, controlling person or affiliate may become subject under the Securities Act, the Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement under which the Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Company will reimburse such Purchaser and each such controlling person and affiliate for any legal or any other expenses reasonably incurred by such Purchaser, controlling person or affiliate in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such Registration Statement, preliminary prospectus or final prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by or on behalf of such Purchaser, controlling person or affiliate specifically for use in the preparation thereof.

      6.2 INDEMNIFICATION BY THE PURCHASERS. Each Purchaser, severally and not jointly, will indemnify and hold harmless the Company, each of its directors and officers and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which the Company, such directors and officers or controlling person may become subject under the Securities Act, Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which the Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent the statement or omission was made in reliance upon and in conformity with information relating to such Purchaser furnished in writing to the Company by or on behalf of such Purchaser specifically for use in connection with the preparation of such Registration Statement, prospectus, amendment or supplement; provided, however, that the obligations of each Purchaser hereunder shall be limited to an amount equal to the net proceeds to such Purchaser of Shares sold in connection with such registration.

      6.3 INDEMNIFICATION PROCEDURES. Each party entitled to indemnification under this Section 6 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld); and, provided further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 6, unless and except to the extent that the Indemnifying Party is prejudiced by the failure of the Indemnified Party to provide timely notice. The Indemnified Party may participate in such defense at such party's expense; provided, however, that the Indemnifying Party shall pay such expense if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate in the judgment of the Indemnified Party due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party.

      6.4 CONTRIBUTION. In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either
      (a) any Purchaser, or any controlling person of any such Purchaser, makes a claim for indemnification pursuant to this Section 6 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 6 provides for indemnification in such case, or (b) contribution under the Securities Act may be required on the part of any such Purchaser or any such controlling person in circumstances for which indemnification is provided under this Section 6; then, in each such case, the Company and such Purchaser will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportions so that such Purchaser is responsible for the portion represented by the percentage that the public offering price of its Shares offered by the Registration Statement bears to the public offering price of all securities offered by such Registration Statement, and the Company is responsible for the remaining portion; provided, however, that, in any such case, (x) no such Purchaser will be required to contribute any amount in excess of the net proceeds to it of all Shares sold by it pursuant to such Registration Statement and (y) no person or entity guilty of fraudulent misrepresentation, within the meaning of Section 11(f) of the Securities Act, shall be entitled to contribution from any person or entity who is not guilty of such fraudulent misrepresentation.

7.    RIGHT OF FIRST REFUSAL.

      7.1 LIMITATION ON FUTURE ISSUANCES. For a period of one year from the date hereof, the Company shall not issue, sell or exchange, or agree to issue, sell or exchange (a) any shares of its Common Stock or (b) any option, warrant or other right that is exercisable for, or convertible into, shares of its Common Stock (collectively, "Offered Securities"), unless in each such case the Company shall have first complied with this Section 7.

      7.2   PROCEDURE.

            (a) The Company shall deliver to each Purchaser a written notice of any proposed or intended issuance, sale or exchange of Offered Securities (the "Offer"), which Offer shall (i) identify and describe the Offered Securities, (ii) describe the price and other terms upon which they are to be issued, sold or exchanged, and the number or amount of the Offered Securities to be issued, sold or exchanged and (iii) offer to issue and sell to or exchange with such Purchaser that number of the Offered Securities which represents the same percentage of the total Offered Securities as the number of Shares held by such Purchaser represents of the total number of shares of Common Stock outstanding (the "Basic Amount"). Each Purchaser shall have the right, for a period of 10 business days following delivery of the Offer, to accept the Offer in the manner set forth below. The Offer by its term shall remain open and irrevocable for such 10-business day period. To accept an Offer, in whole or in part, a Purchaser must deliver a written notice to the Company prior to the end of the 10-business day period of the Offer, setting forth the portion of such Purchaser's Basic Amount that such Purchaser elects to purchase (the "Notice of Acceptance").

            (b) The Company shall have 60 days from the expiration of the 10-business day period set forth above to issue, sell or exchange all or any part of such Offered Securities as to which a Notice of Acceptance has not been given by the Investors, but only upon terms and conditions which are not more favorable, in the aggregate, to the acquiring person or persons or less favorable to the Company than those set forth in the Offer.

            (c) Any Offered Securities not acquired by the Purchasers or other persons in accordance with Section 7.2 may not be issued, sold or exchanged until they are again offered to the Purchasers under the procedures specified in this Section 7.

      7.3 EXCLUDED ISSUANCES. The rights of the Purchasers under this Section 7 shall not apply to:

            (a) Common Stock issued as a stock dividend to holders of Common Stock or upon any subdivision or combination of shares of Common Stock;

            (b) the issuance of shares of Common Stock, or options exercisable therefor, to employees, consultants, directors, equipment lessors or banks (in commercial bank financing arrangements) or similar institutional credit financing sources;

            (c) securities issued solely in consideration for the acquisition (whether by merger or otherwise) by the Company or any of its subsidiaries of stock or assets of any other entity, or in connection with a licensing or strategic partnering transaction approved by the Board of Directors of the Company (and the stockholders, if required under applicable law or regulation); or

            (d) shares of Common Stock sold by the Company in an underwritten public offering pursuant to an effective registration statement under the Securities Act.

8.    MISCELLANEOUS.

      8.1 ASSIGNABILITY. This Agreement, and the rights and obligations of the Purchaser hereunder, may not be assigned in whole or in part by Purchaser to any person or entity other than to an affiliate of such Purchaser or its ultimate parent entity.

      8.2 CONFIDENTIALITY. Purchaser agrees that it will keep confidential and will not disclose or divulge any confidential, proprietary or secret information which Purchaser may obtain from the Company pursuant to this Agreement, unless such information is known, or until such information becomes known, to the public; provided, however, that Purchaser may disclose such information (a) to its attorneys, accountants, consultants and other professionals to the extent necessary to obtain their services in connection with its investment in the Company, (b) to any prospective purchaser of any Shares from a Purchaser as long as such prospective purchaser agrees in writing to be bound by the provisions of this Section or (c) to any affiliate of a Purchaser; subject, in each case, to the agreement of such party to keep such information confidential as set forth herein.

      8.3 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All agreements, representations and warranties contained herein shall survive the execution and delivery of this Agreement and the closing of the transactions contemplated hereby.

      8.4 NOTICES. All notices, requests, consents and other communications under this Agreement shall be in writing and shall be delivered by hand, sent via a reputable nationwide overnight courier service, transmitted via facsimile with hard copy via U.S. mail, or mailed by first class certified or registered mail, return receipt requested, postage prepaid:

            If to the Company, at White Pine Software, Inc., 542 Amherst Street, Nashua, New Hampshire 03063, Attention: Chief Executive Officer, or at such other address as may have been furnished in writing by the Company to the Purchaser, with a copy to: Mark L. Johnson, Esq., Foley, Hoag & Eliot LLP, One Post Office Square, Boston, Massachusetts 02109; or

            If to any Purchaser, at its address as indicated on Exhibit A below, or at such other address or addresses as may have been furnished in writing by the Purchaser to the Company.

      Notices provided in accordance with this Section 8.4 shall be deemed delivered upon personal delivery, one business day after being sent via a reputable nationwide overnight courier service for next business day delivery, or two business days after deposit in the mail and on the next business day following transmittal via facsimile.

      8.5 EXPENSES. The Company and each Purchaser each agree to indemnify and save the other harmless from and against any and all claims, liabilities or obligations with respect to brokerage or finders' fees or commissions in connection with the transactions contemplated by this Agreement asserted by any person on the basis of any agreement, statement or representation alleged to have been made by such indemnifying party. The Company shall pay its own expenses including attorneys' fees.

      8.6 ENTIRE AGREEMENT. This Agreement embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

      8.7 AMENDMENT AND WAIVER. Except as otherwise expressly set forth in this Agreement, any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and of Purchasers holding in the aggregate not less than two-thirds (67%) of all the Shares then outstanding and held by the Purchasers. Any amendment or waiver effected in accordance with this Section 6.7 shall be binding upon each holder of any Shares. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

      8.8 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall be one and the same document.

      8.9 SEPARATE AGREEMENT WITH EACH PURCHASER. While this Agreement is being executed in multiple counterparts with multiple Purchasers, the transaction with each Purchaser shall be considered a separate transaction and none of the rights or obligations of any Purchaser shall be the in any way affected by actions of any other Purchasers except to the extent that Purchasers are required by the terms hereof to act as a group.

      8.10 HEADINGS. The section headings are for the convenience of the parties and in no way alter, modify, amend, limit or restrict the contractual obligations of the parties.

      8.11 ENFORCEABILITY. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

      8.12 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to the choice of law provisions thereof.

                                  *     *     *

Executed as of the date first written above.


                                            WHITE PINE SOFTWARE, INC.

                                            By: /s/ Killko A. Caballero
                                                ------------------------------
                                                Killko A. Caballero
                                                Chief Executive Officer

PURCHASER:

Shares Purchased   Dollars Invested
----------------   ----------------

325,521            $5,000,003

Private Equity Holding (Cayman) Ltd.

/ / Check this box to indicate that the undersigned is acting as attorney-in-fact for certain advisory client Purchasers with respect to which it has discretionary authority.

                                   By: VBTC Management Ltd.
                                   Its: Sole Director

                                   /s/ John Arnold

                                   By: John Arnold
                                   Its: Chairman & Managing Director

                                   Date: December 24, 1999
                                   Address for delivery of shares:

                                   (Please use international courier service)
                                   Private Equity Holding (Cayman) Ltd.
                                   P.O. Box 30846 SMB
                                   Grand Pavilion Commercial Centre
                                   West Bay Road
                                   Grand Cayman. Cayman Islands
                                   British West Indies

                                                                       Exhibit A

LIST OF PURCHASERS

Purchaser                                                        Dollars
Name and Address                       Shares Purchased         Invested
----------------                       ----------------         --------
Private Equity Holding (Cayman) Ltd.        325,521            $5,000,003

Executed as of the date first written above.


                                            WHITE PINE SOFTWARE, INC.

                                            By: /s/ Killko A. Caballero
                                                ------------------------------
                                                Killko A. Caballero
                                                Chief Executive Officer

PURCHASER:

Shares Purchased   Dollars Invested
----------------   ----------------

325,521            $5,000,003

Private Equity Holding (Cayman) Ltd.

/ / Check this box to indicate that the undersigned is acting as attorney-in-fact for certain advisory client Purchasers with respect to which it has discretionary authority.

                                   By: VBTC Management Ltd.
                                   Its: Sole Director

                                   /s/ John Arnold

                                   By: John Arnold
                                   Its: Chairman & Managing Director

                                   Date: December 24, 1999
                                   Address for delivery of shares:

                                   (Please use international courier service)
                                   Private Equity Holding (Cayman) Ltd.
                                   P.O. Box 30846 SMB
                                   Grand Pavilion Commercial Centre
                                   West Bay Road
                                   Grand Cayman. Cayman Islands
                                   British West Indies

                                                                Exhibit 10.11(c)

                            STOCK PURCHASE AGREEMENT

      This Agreement dated as of December 31, 1999 is entered into by and among White Pine Software, Inc., a Delaware corporation (the "Company"), and each entity which executes a counterpart to this Agreement and is listed on Exhibit A (each referred to herein as a "Purchaser," and collectively referred to herein as the "Purchasers").

      In consideration of the mutual promises and covenants contained in this Agreement, the parties hereto agree as follows:

1.    PURCHASE AND SALE OF SHARES.

      1.1 AUTHORIZATION. The Company has duly authorized the sale and issuance, pursuant to the terms of this Agreement, of an aggregate of 325,521 shares (the "Shares") of its common stock, $0.01 par value per share ("Common Stock").

      1.2 PURCHASE AND SALE OF SHARES. Subject to the terms and conditions of this Agreement, each Purchaser agrees to purchase and the Company agrees to sell, that number of Shares indicated opposite the Purchaser's name on Exhibit A, at a purchase price equal to $15.36 per share (the "Purchase Price").

      1.3 CLOSING. The Closing of the purchase and sale of the Shares contemplated by this Agreement (the "Closing") shall take place at the offices of Foley, Hoag & Eliot LLP, One Post Office Square, Boston, Massachusetts 02109 at 12 noon EST, on December 31, 1999, or at such other place and time as mutually agreed by the Company and the Purchasers (the "Closing Date"). At the Closing, the Company shall deliver to each Purchaser a certificate for the number of Shares for which that Purchaser has subscribed against payment of the purchase price therefore. Each Purchaser shall remit the purchase price for the Shares being purchased at the Closing by wire transfer of same-day funds to an account designated in writing by the Company.

      1.4 USE OF PROCEEDS. The Company will use the proceeds from the sale of the Shares for working capital and other general corporate purposes.

2.    CONDITIONS TO CLOSING.

      The obligation of the Purchasers to purchase and pay for the Shares shall be subject to the accuracy of the representations and warranties made by the Company herein and to the following conditions (any of which may be waived by a Purchaser, acting individually, in its sole discretion, as to such Purchaser's own Shares, but not as to the Shares to be purchased by any other Purchaser):

      2.1 DELIVERIES BY THE COMPANY. The Company shall deliver to the Purchaser or its agent:

            (a) a certificate, as of recent date, as to the legal existence and corporate good standing of the Company issued by the Secretary of State of the State of Delaware;

            (b) a copy of the Certificate of Incorporation of the Company, as amended and in effect as of the Closing Date, certified by the Secretary of State of the State of Delaware;

            (c) a copy of the resolutions of the Board of Directors of the Company authorizing and approving this Agreement and the issuance of the Shares hereby, certified by the Secretary of the Company;

            (d) a copy of the By-laws of the Company, certified by the Secretary of the Company as in effect as of the Closing Date;

            (e) an opinion of Foley, Hoag & Eliot LLP, counsel to the Company, in substantially the form attached hereto as Exhibit B and

            (f) an executed lock-up agreement from each officer and director of the Company in substantially the form attached hereto as Exhibit C.

3. REPRESENTATIONS OF THE COMPANY. Except as set forth in the applicable section of the Disclosure Schedule attached hereto, the Company hereby represents and warrants to each Purchaser as follows as of the date hereof and as of Closing.

      3.1 ORGANIZATION AND QUALIFICATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company is duly qualified or otherwise authorized to transact business as a foreign corporation and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on the results of operations, business or financial condition of the Company and its subsidiaries taken as a whole (a "Material Adverse Effect"). Each of the Company's subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation. Each of the

      Company's subsidiaries is duly qualified or otherwise authorized to transact business as a foreign corporation and is in good standing in each jurisdiction in which the failure to so qualify would have a Material Adverse Effect.

      3.2 CAPITALIZATION. The Company is authorized to issue (a) 30,000,000 shares of Common Stock, and (b) 5,000,000 shares of Preferred Stock, $0.01 par value per share. As of December 22, 1999, there were issued and outstanding [10,702,213] shares of Common Stock; no shares of Preferred Stock had been issued or were outstanding; and options, warrants or rights to purchase an aggregate of approximately 1,679,016 shares of Common Stock had been granted by the Company and were outstanding. The Common Stock and the Preferred Stock of the Company have the voting powers, designations, preferences, rights and qualifications, and limitations or restrictions set forth in the Certificate of Incorporation and amendments thereto. All of the issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities, and conform in all material respects to the description thereof contained in the Company's Registration Statement on Form 8-A and the Company Reports (as hereinafter defined). Except as disclosed in the first sentence of this section, the Company does not have outstanding any options or warrants to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of its capital stock or any shares of capital stock of any subsidiary and there is no commitment, plan or arrangement to issue, any securities or obligations convertible into any shares of capital stock of the Company or its subsidiaries or any such options, rights convertible securities or obligations. The description of the Company's capital stock, stock bonus and other stock plans or arrangements and the options or other rights granted and exercised thereunder, contained in the Company's Registration Statement on Form 8-A and the Company Reports accurately and fairly presents the information required to be shown with respect to such capital stock, plans, arrangements, options and rights (except for issuances and exercises of options in the ordinary course of business).

      3.3 AUTHORITY FOR AGREEMENT. The execution, delivery and performance of this Agreement by the Company has been duly authorized by all necessary corporate action on the part of the Company, and this Agreement has been duly executed and delivered by the Company, and this Agreement constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium and similar laws affecting the rights and remedies of creditors generally and to general principles of equity.

      3.4 ISSUANCE AND SALE OF SHARES. The issuance and sale of the Shares by the Company has been duly authorized and the Shares have been duly reserved for issuance by all necessary corporate action on the part of the Company, and the Shares, when issued and delivered against payment therefor, will be validly issued, fully paid and nonassessable. Based in part on the representations made by or on behalf of each Purchaser in
      Section 4 of this Agreement, the offer, issuance and sale of the Shares pursuant to this Agreement are exempt from registration under the Securities Act. The issued shares of capital stock of each of the Company's subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and are owned by the Company free and clear of any perfected security interest, or any other security interests, liens, encumbrances, equities or claims. No preemptive rights or other rights to subscribe for or purchase exist with respect to the issuance and sale of the Shares by the Company pursuant to this Agreement. No stockholder of the Company has any right to request or require the Company to register the sale of any shares owned by such stockholder under the Securities Act of 1933, as amended (the "Securities Act"), in the Registration Statement (as hereinafter defined). No further approval or authority of the stockholders or the Board of Directors of the Company will be required for the issuance and sale of the Shares to be sold by the Company hereunder.

      3.5 NO BREACH. The execution, delivery and performance of this Agreement by the Company will not (a) conflict with or violate any provision of the Certificate of Incorporation, as amended, or By-laws of the Company, (b) require on the part of the Company any filing with, or permit, authorization, consent or approval of, any governmental entity, (c) result in breach of, constitute a default under, or require any notice, consent or waiver under, any contract, agreement or other instrument to which the Company is a party or by which it is bound (other than any consent or waiver which has already been obtained) or (d) violate any order, writ, injunction, decree, statute, rule or regulation applicable to the Company, excluding from subparagraphs (a)-(d) such matters as would not in the aggregate have a Material Adverse Effect or a material adverse effect upon the transactions contemplated hereby. No consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body is required for the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby, except for compliance with the Blue Sky laws and federal securities laws applicable to the offering of the Shares.

      3.6 SEC REPORTS. The Company has previously furnished to the Purchasers complete and accurate copies, as amended or supplemented, of its (a) Annual Report on Form 10-KSB for the fiscal year ended December 31, 1998, as filed with the SEC, (b) all proxy statements relating to the Company's meetings of stockholders held or currently scheduled since December 31, 1998 and (c) all other publicly available reports filed by the Company with the SEC under the

      Securities Exchange Act of 1934, as amended (the "Exchange Act"), since December 31, 1998 and through the date hereof (such reports are collectively referred to herein as the "Company Reports"). The Company Reports constitute all of the documents required to be filed by the Company under Section 13, 14 or 15(d) of the Exchange Act with the SEC since January 1, 1999. As of their respective dates, the Company Reports did not, and as of the date hereof do not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

      3.7 FINANCIAL STATEMENTS. The audited financial statements and unaudited interim financial statements of the Company included in the Company Reports (a) comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, (b) have been prepared in accordance with GAAP applied on a consistent basis throughout the periods covered thereby (except as may be indicated therein or in the notes thereto), (c) fairly present the consolidated financial condition, results of operations and cash flows of the Company as of the respective dates thereof and for the periods referred to therein and (d) are consistent with the books and records of the Company.

      3.8 OTHER INFORMATION. The Company has provided to and discussed with the Purchaser such information as the Purchaser has requested regarding the current operations, financial condition (including the amount of available cash) and plans of the Company.

      3.9 MATERIAL ADVERSE CHANGE. Since December 31, 1998, and except as disclosed by the Company in the Company Reports or otherwise in writing to the Purchasers, (i) there has not been any material adverse change in the operations or financial condition of operations of the Company, except that the Company continues to incur operating losses, (ii) neither the Company nor its subsidiaries have incurred any liabilities or obligations, indirect or contingent, of such a nature that would require inclusion on a balance sheet under generally accepted accounting principles (nor, to the Company's knowledge, any other liabilities or obligations) or entered into any verbal or written agreements or other transactions which are not in the ordinary course of business or which could reasonably be expected to result in a Material Adverse Effect; (iii) neither the Company nor its subsidiaries have sustained any material loss or interference with its businesses or properties from fire, flood, windstorm, accident or other calamity not covered by insurance; (iv) neither the Company nor its subsidiaries have paid or declared any dividends or other distributions with respect to its capital stock and neither the Company nor its subsidiaries is in default in the payment of principal or interest on any outstanding debt obligations; and (v) there has not been any change in the capital stock of the Company other than the sale of the Shares hereunder and shares or options issued pursuant to exercise of outstanding warrants or employee and director stock option plans approved by the Company's Board of Directors. There is no fact which the Company has not disclosed to the Purchasers and their counsel in writing and of which the Company is aware which has, had or is reasonably likely to have a Material Adverse Effect.

      3.10 ACTIONS AND PROCEEDINGS. There are no actions, suits or claims or legal or arbitral proceedings or governmental inquiries or investigations, pending, or, to the Company's knowledge, threatened against the Company, which question the validity of this Agreement or the right of the Company to enter into it, or which might result in a Material Adverse Effect.

      3.11 PROPERTIES. Each of the Company and its subsidiaries has good and marketable title to all the properties and assets reflected as owned by them in the consolidated financial statements included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1998, subject to no lien, mortgage, pledge, charge or encumbrance of any kind except (i) those, if any, reflected in such consolidated financial statements, or (ii) those which are not material in amount and do not materially and adversely affect the use made and intended to be made of such property by the Company or its subsidiaries. Each of the Company and its subsidiaries holds its leased properties under valid and binding leases, with such exceptions as are not materially significant in relation to the business of the Company and its subsidiaries, taken as a whole. Each of the Company and its subsidiaries owns or leases all such properties as are necessary to its operations as now conducted.

      3.12 INTELLECTUAL PROPERTY. The Company and its subsidiaries own or have obtained valid licenses, options or rights to use for the material inventions, patent applications, patents, trademarks (both registered and unregistered), tradenames, copyrights and trade secrets necessary for the conduct of the Company's and its subsidiaries' respective businesses as currently conducted and as the Company and its subsidiaries contemplate conducting in all material respects (collectively, the "Intellectual Property"). Neither the Company nor any of its subsidiaries has received notice of any third parties who have any ownership rights to any Intellectual Property that is owned by, or has been licensed to, the Company or its subsidiaries that would preclude the Company or its subsidiaries from conducting their respective businesses as currently conducted and as the Company and its subsidiaries contemplate conducting in all material respects. To the Company's knowledge, there are currently no sales of products that would constitute an infringement by third parties of any material Intellectual Property owned, licensed or optioned by the Company or its subsidiaries. There is no pending or, to the Company's knowledge, threatened action, suit, proceeding or claim by others challenging the rights of the Company or its subsidiaries in or to any material Intellectual Property owned, licensed or optioned by the Company or its subsidiaries. There is no pending or, to the Company's knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of any material Intellectual Property owned, licensed or optioned by the Company or its subsidiaries. There is no pending or, to the Company's knowledge, threatened action, suit, proceeding or claim by others that the Company or its subsidiaries infringe or otherwise violate any patent, trademark, copyright, trade secret or other proprietary right of others as would reasonably be expected to result in a Material Adverse Effect.

      3.13 COMPLIANCE. Neither the Company nor any of its subsidiaries has been advised, and has no reason to believe, that it is not conducting its business in compliance with all applicable laws, rules and regulations of the jurisdictions in which it is conducting business, including, without limitation, all applicable local, state and federal environmental laws and regulations, except where failure to be so in compliance would not individually or in the aggregate have a Material Adverse Effect.

      3.14 TAXES. Each of the Company and its subsidiaries has filed or obtained filing extensions with respect to all federal, state, local and foreign income and franchise tax returns material to the Company and the subsidiaries, taken as a whole, and has paid or accrued all taxes shown as due thereon, and neither the Company nor any of its subsidiaries has knowledge of a tax deficiency which has been asserted or threatened against it which would reasonably be expected to have a Material Adverse Effect.

      3.15 TRANSFER TAXES. On the Closing Date, all stock transfers or other taxes (other than income taxes) which are required to be paid in connection with the sale and transfer of the Shares to be sold to the Purchasers hereunder will be, or will have been, fully paid or provided for by the Company and all laws imposing such taxes will be or will have been fully complied with.

      3.16 INSURANCE. Each of the Company and its subsidiaries maintains insurance of the type and in the amount that the Company reasonably believes is adequate for its business, including, but not limited to, insurance covering all real and personal property owned or leased by the Company or its subsidiaries against risks customarily insured against by similarly situated companies, all of which insurance is in full force and effect.

      3.17 CONTRIBUTIONS. Neither the Company at any time since its incorporation nor its subsidiaries at any time since they were acquired or formed by the Company have, directly or indirectly, (i) made any unlawful contribution to any candidate for public office, failed to disclose fully where required by law any contribution in violation of law, or (ii) made any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof and in each case except for instances that would not have a Material Adverse Effect.

      3.18 YEAR 2000 COMPLIANCE. The Company has reviewed its operations to evaluate the extent to which the business or operations of the Company and its subsidiaries will be affected by the Year 2000 Problem (as defined below). As a result of such review, the Company has no reason to believe, and does not believe, that the Year 2000 Problem will have a Material Adverse Effect. The "Year 2000 Problem" as used herein means any significant risk that the Company's computer hardware or software used in the receipt, transmission, processing, manipulation, storage, retrieval, retransmissions or other utilization of data or in the operation of mechanical or electrical systems of any kind will not, in the case of dates or time periods occurring after December 31, 1999, function at least as effectively as in the case of dates or time periods occurring prior to January 1, 2000.

      3.19 INVESTMENT COMPANY. The Company is not an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for an investment company, within the meaning of the Investment Company Act of 1940, as amended.

      3.20 OFFERING MATERIALS. The Company has not distributed and will not distribute prior to the Closing Date any offering material in connection with the offering and sale of the Shares other than the Company Reports. The Company has not nor will it take any action to sell, offer for sale or solicit offers to buy any securities of the Company which would reasonably be expected to cause the offer or sale of the Shares, as contemplated by this Agreement, to be within the provisions of Section 5 of the Securities Act.

      3.21 RELATED PARTY TRANSACTIONS. No transaction has occurred between or among the Company and its affiliates, officers or directors or any affiliate or affiliates of any such officer or director that is required to be described in the Company's Reports and other filings under the Securities Exchange Act of 1934 (the "Exchange Act") that is not so described.

      3.22 BOOKS AND RECORDS. The books, records and accounts of the Company accurately and fairly reflect, in reasonable detail, the transactions in, and dispositions of, the assets of, and the results of operations of, the Company, all to the extent required by generally accepted accounting principles. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

4.    REPRESENTATIONS OF THE PURCHASERS.

      Each Purchaser, severally and not jointly, represents and warrants to the Company as follows:

4.1 INVESTMENT. Purchaser (a) is acquiring the Shares solely for its own account for investment purposes and not with a view to, or for sale in connection with, any distribution thereof, nor with any present intention of distributing or selling the same other than pursuant to an effective registration statement under the Securities Act, (b) has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for the disposition thereof and (c) is fully aware that in agreeing to sell the Shares and entering into this Agreement, the Company is relying upon the truth and accuracy of the representations and warranties contained herein. Each Purchaser has made its own investment decision without reliance upon any representation, warranty or covenant from any other Purchaser.

4.2 AUTHORITY FOR AGREEMENT. Purchaser has full power and authority to execute, deliver and perform its obligations under this Agreement in accordance with its terms. Purchaser represents that it has not been organized, reorganized or recapitalized specifically for the purpose of investing in the Company. This Agreement has been duly executed and delivered by Purchaser and constitutes a valid and binding obligation of Purchaser, enforceable against such Purchaser in accordance with its terms.

4.3 INFORMATION. Purchaser or its attorney-in-fact (a) has reviewed the representations of the Company contained in this Agreement and the Company Reports and (b) has had the opportunity to make inquiry concerning the Company and its business and personnel. The officers of the Company have made available to each such person any and all written information that it has requested and have answered to each such person's satisfaction all inquiries made.

4.4 ACCREDITED INVESTOR. Purchaser is an "Accredited Investor" as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act. Purchaser, either alone or with its purchaser representative or attorney-in-fact, has sufficient knowledge and experience in investing in companies similar to the Company so as to be able to evaluate the risks and merits of its investment in the Company and is able financially to bear the risks thereof, including a complete loss of its entire investment.

4.5 TRANSFER OF SHARES. Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Shares except in compliance with the Securities Act, the rules and regulations promulgated thereunder, and applicable state securities laws.

4.6 PURCHASER REPRESENTATIVES. In the event that any signatory hereto is signing as attorney-in-fact for one or more advisory client Purchaser(s), as indicated by checking the box above the signature for the Purchaser at the end hereof, the undersigned signatory represents and warrants that the undersigned has been duly appointed as attorney-in-fact of such Purchaser(s), that the undersigned has sufficient discretionary authority to enter into this Agreement on behalf of such Purchaser(s), and that each of the representations and warranties contained in this Section 4 are true and correct with respect to each of such Purchaser(s). Except as specifically disclosed in writing prior to the date hereof to the Company, the Purchaser is not an affiliate of the Company, a broker-dealer or affiliated with a broker-dealer.

5.    COVENANTS. The Company and the Purchasers agree as follows:

      5.1 INFORMATION TO BE FURNISHED. The Company shall deliver to the Purchaser with reasonable promptness, such material notices, information and data with respect to the Company as the Company files with the SEC and delivers to all holders of its Common Stock.

      5.2 REGISTRATION OF SHARES. The Company will, at its expense, within 20 business days after the Closing Date file with the SEC a registration statement on Form S-3, or if Form S-3 is unavailable to the Company, on Form S-l, to register, under the Securities Act, the resale of the Shares by the holders thereof (the "Registration Statement"), and will use its reasonable best efforts to cause such Registration Statement to become effective as promptly as possible (including by filing when and as appropriate amendments and supplements thereto and to the related prospectus, and by making all required "Blue Sky" filings, if any) and to remain effective continuously until the earlier of (a) two years from the Closing Date, (b) such time as all of the Shares held by Purchaser may be sold pursuant to Rule 144 promulgated under the Securities Act on a single day without regard to volume limitations or (c) such time as all Shares have been sold. After the Registration Statement is declared effective under the Securities Act, the Company will furnish holders of Shares (and to each underwriter, if any, of the Shares) with such number of copies of the prospectus included in the Registration Statement as the holders may reasonably request to facilitate the resale of the Shares. Each Purchaser will cooperate in promptly providing all information or certificates required from it in order to be included as a selling stockholder on such Registration Statement. In the event that the Company shall fail to cause the Registration Statement to be declared effective within 90 days after the Closing Date, the Company shall pay to each holder of Shares, as compensation therefor, a cash payment equal to 1% of the product obtained by multiplying the Purchase Price and the number of Shares held by such holder. In addition, if the Registration Statement is not declared effective within 180 days after the Closing Date, the Company shall pay to each holder of Shares an additional cash payment equal to 2% of the product obtained by multiplying the Purchase Price and the number of Shares held by such holder for each 30 day-period or part thereof that effectiveness of the Registration Statement is delayed beyond 180 days after the Closing Date. After the Closing Date, the Company shall not file or maintain any registration statement with the Securities and Exchange Commission under the Securities Act prior to the time it files the Registration Statement. The Company, upon reasonable request of a Purchaser, will meet with such Purchaser or a representative thereof at the Company's headquarters to discuss information relevant for disclosure in the Registration Statement covering the Shares, subject to appropriate confidentiality limitations as the Company may require.

      5.3   PURCHASER SALES PROCEDURES.

            (a) Each Purchaser agrees that such Purchaser will not effect any disposition of the Shares that would constitute a sale within the meaning of the Securities Act, except as contemplated in the Registration Statement, and that the Purchaser will promptly notify the Company of any changes in the information set forth in the Registration Statement regarding the Purchaser or such Purchaser's plan of distribution set forth in such Registration Statement.

            (b) For so long as the prospectus delivery requirement under the Securities Act is in effect, the Purchaser shall not make any sale of the Shares without complying with such requirement.

            (c) Notwithstanding the provisions of Section 5.2, each Purchaser acknowledges that there may occasionally be times when the Company must suspend the use of the prospectus forming a part of the Registration Statement if there then exists material, non-public information regarding the Company, of such a nature that the public disclosure of which would not, in the reasonable opinion of the Company, be appropriate at that time; provided, however, that the Company shall not suspend the use of the prospectus for a period or periods that, in the aggregate, exceed 90 days in any twelve-month period. The Purchaser hereby covenants that, prior to selling any Shares pursuant to the Registration Statement, the Purchaser shall notify the Company in writing of its intent to sell Shares. The Company shall have the two business days immediately following the date of delivery of such notice during which to notify the Purchaser of a suspension of the prospectus forming a part of the Registration Statement. During this two-day period, the Purchaser will not sell any Shares. If the Company notifies the Purchaser that use of the prospectus has been suspended, the Purchaser will not sell any Shares pursuant to said prospectus until such time that the Company gives the Purchaser notice (all such notices shall be given by the Company as promptly as practicable following the suspension notice) that the Purchaser may thereafter effect sales pursuant to said prospectus, from which time the Purchaser may sell shares for a period often business days without complying with the pre-sale notification requirements set forth above. The Purchaser further covenants to promptly notify the Company following the sale of all of the Purchaser's Shares.

      5.4 LISTING OF SHARES. The Company will, within twenty business days after the Closing Date, file with The Nasdaq Stock Market, Inc. a Notification of Listing of Additional Shares (together with the required listing fee), thereby listing the Shares on the NASDAQ National Market.

      5.5 MARKET STAND-OFF. If requested by the managing underwriters in an underwritten offering composed primarily of newly issued shares of Common Stock, the Purchasers, or any assignees thereof, will not sell any of the Shares for up to 90 days (as requested by such underwriters) following such public.

6.    INDEMNIFICATION AND CONTRIBUTION.

      6.1 INDEMNIFICATION BY THE COMPANY. The Company will indemnify and hold harmless each Purchaser, and each other person, if any, who controls or is an affiliate of such Purchaser within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which such Purchaser, controlling person or affiliate may become subject under the Securities Act, the Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement under which the Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Company will reimburse such Purchaser and each such controlling person and affiliate for any legal or any other expenses reasonably incurred by such Purchaser, controlling person or affiliate in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such Registration Statement, preliminary prospectus or final prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by or on behalf of such Purchaser, controlling person or affiliate specifically for use in the preparation thereof.

      6.2 INDEMNIFICATION BY THE PURCHASERS. Each Purchaser, severally and not jointly, will indemnify and hold harmless the Company, each of its directors and officers and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which the Company, such directors and officers or controlling person may become subject under the Securities Act, Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which the Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent the statement or omission was made in reliance upon and in conformity with information relating to such Purchaser furnished in writing to the Company by or on behalf of such Purchaser specifically for use in connection with the preparation of such Registration Statement, prospectus, amendment or supplement; provided, however, that the obligations of each Purchaser hereunder shall be limited to an amount equal to the net proceeds to such Purchaser of Shares sold in connection with such registration.

      6.3 INDEMNIFICATION PROCEDURES. Each party entitled to indemnification under this Section 6 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld); and, provided further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 6, unless and except to the extent that the Indemnifying Party is prejudiced by the failure of the Indemnified Party to provide timely notice. The Indemnified Party may participate in such defense at such party's expense; provided, however, that the Indemnifying Party shall pay such expense if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate in the judgment of the Indemnified Party due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party.

      6.4 CONTRIBUTION. In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either
      (a) any Purchaser, or any controlling person of any such Purchaser, makes a claim for indemnification pursuant to this Section 6 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 6 provides for indemnification in such case, or (b) contribution under the Securities Act may be required on the part of any such Purchaser or any such controlling person in circumstances for which indemnification is provided under this Section 6; then, in each such case, the Company and such Purchaser will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportions so that such Purchaser is responsible for the portion represented by the percentage that the public offering price of its Shares offered by the Registration Statement bears to the public offering price of all securities offered by such Registration Statement, and the Company is responsible for the remaining portion; provided, however, that, in any such case, (x) no such Purchaser will be required to contribute any amount in excess of the net proceeds to it of all Shares sold by it pursuant to such Registration Statement and (y) no person or entity guilty of fraudulent misrepresentation, within the meaning of Section 11(f) of the Securities Act, shall be entitled to contribution from any person or entity who is not guilty of such fraudulent misrepresentation.

7.    RIGHT OF FIRST REFUSAL.

      7.1 LIMITATION ON FUTURE ISSUANCES. For a period of one year from the date hereof, the Company shall not issue, sell or exchange, or agree to issue, sell or exchange (a) any shares of its Common Stock or (b) any option, warrant or other right that is exercisable for, or convertible into, shares of its Common Stock (collectively, "Offered Securities"), unless in each such case the Company shall have first complied with this Section 7.

      7.2   PROCEDURE.

            (a) The Company shall deliver to each Purchaser a written notice of any proposed or intended issuance, sale or exchange of Offered Securities (the "Offer"), which Offer shall (i) identify and describe the Offered Securities, (ii) describe the price and other terms upon which they are to be issued, sold or exchanged, and the number or amount of the Offered Securities to be issued, sold or exchanged and (iii) offer to issue and sell to or exchange with such Purchaser that number of the Offered Securities which represents the same percentage of the total Offered Securities as the number of Shares held by such Purchaser represents of the total number of shares of Common Stock outstanding (the "Basic Amount"). Each Purchaser shall have the right, for a period of 10 business days following delivery of the Offer, to accept the Offer in the manner set forth below. The Offer by its term shall remain open and irrevocable for such 10-business day period. To accept an Offer, in whole or in part, a Purchaser must deliver a written notice to the Company prior to the end of the 10-business day period of the Offer, setting forth the portion of such Purchaser's Basic Amount that such Purchaser elects to purchase (the "Notice of Acceptance").

            (b) The Company shall have 60 days from the expiration of the 10-business day period set forth above to issue, sell or exchange all or any part of such Offered Securities as to which a Notice of Acceptance has not been given by the Investors, but only upon terms and conditions which are not more favorable, in the aggregate, to the acquiring person or persons or less favorable to the Company than those set forth in the Offer.

            (c) Any Offered Securities not acquired by the Purchasers or other persons in accordance with Section 7.2 may not be issued, sold or exchanged until they are again offered to the Purchasers under the procedures specified in this Section 7.

      7.3 EXCLUDED ISSUANCES. The rights of the Purchasers under this Section 7 shall not apply to:

            (a) Common Stock issued as a stock dividend to holders of Common Stock or upon any subdivision or combination of shares of Common Stock;

            (b) the issuance of shares of Common Stock, or options exercisable therefor, to employees, consultants, directors, equipment lessors or banks (in commercial bank financing arrangements) or similar institutional credit financing sources;

            (c) securities issued solely in consideration for the acquisition (whether by merger or otherwise) by the Company or any of its subsidiaries of stock or assets of any other entity, or in connection with a licensing or strategic partnering transaction approved by the Board of Directors of the Company (and the stockholders, if required under applicable law or regulation); or

            (d) shares of Common Stock sold by the Company in an underwritten public offering pursuant to an effective registration statement under the Securities Act.

8.    MISCELLANEOUS.

      8.1 ASSIGNABILITY. This Agreement, and the rights and obligations of the Purchaser hereunder, may not be assigned in whole or in part by Purchaser to any person or entity other than to an affiliate of such Purchaser or its ultimate parent entity.

      8.2 CONFIDENTIALITY. Purchaser agrees that it will keep confidential and will not disclose or divulge any confidential, proprietary or secret information which Purchaser may obtain from the Company pursuant to this Agreement, unless such information is known, or until such information becomes known, to the public; provided, however, that Purchaser may disclose such information (a) to its attorneys, accountants, consultants and other professionals to the extent necessary to obtain their services in connection with its investment in the Company, (b) to any prospective purchaser of any Shares from a Purchaser as long as such prospective purchaser agrees in writing to be bound by the provisions of this Section or (c) to any affiliate of a Purchaser; subject, in each case, to the agreement of such party to keep such information confidential as set forth herein.

      8.3 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All agreements, representations and warranties contained herein shall survive the execution and delivery of this Agreement and the closing of the transactions contemplated hereby.

      8.4 NOTICES. All notices, requests, consents and other communications under this Agreement shall be in writing and shall be delivered by hand, sent via a reputable nationwide overnight courier service, transmitted via facsimile with hard copy via U.S. mail, or mailed by first class certified or registered mail, return receipt requested, postage prepaid:

            If to the Company, at White Pine Software, Inc., 542 Amherst Street, Nashua, New Hampshire 03063, Attention: Chief Executive Officer, or at such other address as may have been furnished in writing by the Company to the Purchaser, with a copy to: Mark L. Johnson, Esq., Foley, Hoag & Eliot LLP, One Post Office Square, Boston, Massachusetts 02109; or

            If to any Purchaser, at its address as indicated on Exhibit A below, or at such other address or addresses as may have been furnished in writing by the Purchaser to the Company.

      Notices provided in accordance with this Section 8.4 shall be deemed delivered upon personal delivery, one business day after being sent via a reputable nationwide overnight courier service for next business day delivery, or two business days after deposit in the mail and on the next business day following transmittal via facsimile.

      8.5 EXPENSES. The Company and each Purchaser each agree to indemnify and save the other harmless from and against any and all claims, liabilities or obligations with respect to brokerage or finders' fees or commissions in connection with the transactions contemplated by this Agreement asserted by any person on the basis of any agreement, statement or representation alleged to have been made by such indemnifying party. The Company shall pay its own expenses including attorneys' fees.

      8.6 ENTIRE AGREEMENT. This Agreement embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

      8.7 AMENDMENT AND WAIVER. Except as otherwise expressly set forth in this Agreement, any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and of Purchasers holding in the aggregate not less than two-thirds (67%) of all the Shares then outstanding and held by the Purchasers. Any amendment or waiver effected in accordance with this Section 6.7 shall be binding upon each holder of any Shares. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

      8.8 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall be one and the same document.

      8.9 SEPARATE AGREEMENT WITH EACH PURCHASER. While this Agreement is being executed in multiple counterparts with multiple Purchasers, the transaction with each Purchaser shall be considered a separate transaction and none of the rights or obligations of any Purchaser shall be the in any way affected by actions of any other Purchasers except to the extent that Purchasers are required by the terms hereof to act as a group.

      8.10 HEADINGS. The section headings are for the convenience of the parties and in no way alter, modify, amend, limit or restrict the contractual obligations of the parties.

      8.11 ENFORCEABILITY. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

      8.12 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to the choice of law provisions thereof.

                                  *     *     *

      Executed as of the date first written above.


                                       WHITE PINE SOFTWARE, INC.


                                       By:_____________________________
                                          Killko A. Caballero
                                          Chief Executive Officer


PURCHASER:

Shares Purchased  Dollars Invested
----------------  ----------------

325,521           $5,000,003

SPECIAL SITUATIONS
PRIVATE EQUITY FUND, L.P.

SPECIAL SITUATIONS
CAYMAN FUND, L.P.

SPECIAL SITUATIONS
FUND III, L.P.

(Purchaser's name here)

/ / Check this box to indicate that the undersigned is acting as attorney-in-fact for certain advisory client Purchasers with respect to which it has discretionary authority.

                                       By:_______________________________

                                       Name:_____________________________

                                       Title:____________________________

                                       Date:_____________________________

                                       Address for delivery of shares:

                                       __________________________________

                                       __________________________________

                                                                       Exhibit A

                               LIST OF PURCHASERS

   Purchaser                                           Dollars
Name and Address            Shares Purchased          Invested
----------------            ----------------          --------

SPECIAL SITUATIONS
PRIVATE EQUITY FUND, L.P.        78,125             $1,200,000.00

SPECIAL SITUATIONS
CAYMAN FUND, L.P.                65,104                999,997.44

SPECIAL SITUATIONS
FUND III, L.P.                  182,292              2,800,005.12

      Executed as of the date first written above.


                                       WHITE PINE SOFTWARE, INC.


                                       By: /s/ Killko A. Caballero
                                           ---------------------------------
                                           Killko A. Caballero
                                           Chief Executive Officer


PURCHASER:

Shares Purchased  Dollars Invested
----------------  ----------------

325,521           $5,000,003

SPECIAL SITUATIONS
PRIVATE EQUITY FUND, L.P.

SPECIAL SITUATIONS
CAYMAN FUND, L.P.

SPECIAL SITUATIONS
FUND III, L.P.

(Purchaser's name here)

/ / Check this box to indicate that the undersigned is acting as attorney-in-fact for certain advisory client Purchasers with respect to which it has discretionary authority.

                                       By: /s/ David Greenhouse
                                          -------------------------------

                                       Name: David Greenhouse
                                             ----------------------------

                                       Title: MD
                                              ---------------------------

                                       Date: 12/31/99
                                             ----------------------------

                                       Address for delivery of shares:

                                       ----------------------------------

                                       ----------------------------------

                                                                Exhibit 10.11(d)

                            STOCK PURCHASE AGREEMENT

      This Agreement dated as of December 29, 1999 is entered into by and among White Pine Software, Inc., a Delaware corporation (the "Company"), and each entity which executes a counterpart to this Agreement and is listed on Exhibit A (each referred to herein as a "Purchaser," and collectively referred to herein as the "Purchasers").

      In consideration of the mutual promises and covenants contained in this Agreement, the parties hereto agree as follows:

1.    PURCHASE AND SALE OF SHARES.

      1.1 AUTHORIZATION. The Company has duly authorized the sale and issuance, pursuant to the terms of this Agreement, of an aggregate of 325,521 shares (the "Shares") of its common stock, $0.01 par value per share ("Common Stock").

      1.2 PURCHASE AND SALE OF SHARES. Subject to the terms and conditions of this Agreement, each Purchaser agrees to purchase and the Company agrees to sell, that number of Shares indicated opposite the Purchaser's name on Exhibit A, at a purchase price equal to $15.36 per share (the "Purchase Price").

      1.3 CLOSING. The Closing of the purchase and sale of the Shares contemplated by this Agreement (the "Closing") shall take place at the offices of Foley, Hoag & Eliot LLP, One Post Office Square, Boston, Massachusetts 02109 at 12 noon EST, on December 29, 1999, or at such other place and time as mutually agreed by the Company and the Purchasers (the "Closing Date"). At the Closing, the Company shall deliver to each Purchaser a certificate for the number of Shares for which that Purchaser has subscribed against payment of the purchase price therefore. Each Purchaser shall remit the purchase price for the Shares being purchased at the Closing by wire transfer of same-day funds to an account designated in writing by the Company.

      1.4 USE OF PROCEEDS. The Company will use the proceeds from the sale of the Shares for working capital and other general corporate purposes.

2.    CONDITIONS TO CLOSING.

      The obligation of the Purchasers to purchase and pay for the Shares shall be subject to the accuracy of the representations and warranties made by the Company herein and to the following conditions (any of which may be waived by a Purchaser, acting individually, in its sole discretion, as to such Purchaser's own Shares, but not as to the Shares to be purchased by any other Purchaser):

      2.1 DELIVERIES BY THE COMPANY. The Company shall deliver to the Purchaser or its agent:

            (a) a certificate, as of recent date, as to the legal existence and corporate good standing of the Company issued by the Secretary of State of the State of Delaware;

            (b) a copy of the Certificate of Incorporation of the Company, as amended and in effect as of the Closing Date, certified by the Secretary of State of the State of Delaware;

            (c) a copy of the resolutions of the Board of Directors of the Company authorizing and approving this Agreement and the issuance of the Shares hereby, certified by the Secretary of the Company;

            (d) a copy of the By-laws of the Company, certified by the Secretary of the Company as in effect as of the Closing Date;

            (e) an opinion of Foley, Hoag & Eliot LLP, counsel to the Company, in substantially the form attached hereto as Exhibit B; and

            (f) an executed lock-up agreement from each officer and director of the Company in substantially the form attached hereto as Exhibit C.

3. REPRESENTATIONS OF THE COMPANY. Except as set forth in the applicable section of the Disclosure Schedule attached hereto, the Company hereby represents and warrants to each Purchaser as follows as of the date hereof and as of Closing.

      3.1 ORGANIZATION AND QUALIFICATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company is duly qualified or otherwise authorized to transact business as a foreign corporation and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on the results of operations, business or financial condition of the Company and its subsidiaries taken as a whole (a "Material Adverse Effect"). Each of the Company's subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation. Each of the

      Company's subsidiaries is duly qualified or otherwise authorized to transact business as a foreign corporation and is in good standing in each jurisdiction in which the failure to so qualify would have a Material Adverse Effect.

      3.2 CAPITALIZATION. The Company is authorized to issue (a) 30,000,000 shares of Common Stock, and (b) 5,000,000 shares of Preferred Stock, $0.01 par value per share. As of December 28, 1999, there were issued and outstanding 11,027,734 shares of Common Stock; no shares of Preferred Stock had been issued or were outstanding; and options, warrants or rights to purchase an aggregate of approximately 1,679,016 shares of Common Stock had been granted by the Company and were outstanding. The Common Stock and the Preferred Stock of the Company have the voting powers, designations, preferences, rights and qualifications, and limitations or restrictions set forth in the Certificate of Incorporation and amendments thereto. All of the issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities, and conform in all material respects to the description thereof contained in the Company's Registration Statement on Form 8-A and the Company Reports (as hereinafter defined). Except as disclosed in the first sentence of this section, the Company does not have outstanding any options or warrants to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of its capital stock or any shares of capital stock of any subsidiary and there is no commitment, plan or arrangement to issue, any securities or obligations convertible into any shares of capital stock of the Company or its subsidiaries or any such options, rights convertible securities or obligations. The description of the Company's capital stock, stock bonus and other stock plans or arrangements and the options or other rights granted and exercised thereunder, contained in the Company's Registration Statement on Form 8-A and the Company Reports accurately and fairly presents the information required to be shown with respect to such capital stock, plans, arrangements, options and rights (except for issuances and exercises of options in the ordinary course of business).

      3.3 AUTHORITY FOR AGREEMENT. The execution, delivery and performance of this Agreement by the Company has been duly authorized by all necessary corporate action on the part of the Company, and this Agreement has been duly executed and delivered by the Company, and this Agreement constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium and similar laws affecting the rights and remedies of creditors generally and to general principles of equity.

      3.4 ISSUANCE AND SALE OF SHARES. The issuance and sale of the Shares by the Company has been duly authorized and the Shares have been duly reserved for issuance by all necessary corporate action on the part of the Company, and the Shares, when issued and delivered against payment therefor, will be validly issued, fully paid and nonassessable. Based in part on the representations made by or on behalf of each Purchaser in
      Section 4 of this Agreement, the offer, issuance and sale of the Shares pursuant to this Agreement, together with the Private Placement, are exempt from registration under the Securities Act. The issued shares of capital stock of each of the Company's subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and are owned by the Company free and clear of any perfected security interest, or any other security interests, liens, encumbrances, equities or claims. No preemptive rights or other rights to subscribe for or purchase exist with respect to the issuance and sale of the Shares by the Company pursuant to this Agreement. Except for the registration rights granted in connection with the Private Placement (as defined in Section 3.8), no stockholder of the Company has any right to request or require the Company to register the sale of any shares owned by such stockholder under the Securities Act of 1933, as amended (the "Securities Act"), in the Registration Statement (as hereinafter defined). No further approval or authority of the stockholders or the Board of Directors of the Company will be required for the issuance and sale of the Shares to be sold by the Company hereunder.

      3.5 NO BREACH. The execution, delivery and performance of this Agreement by the Company will not (a) conflict with or violate any provision of the Certificate of Incorporation, as amended, or By-laws of the Company, (b) require on the part of the Company any filing with, or permit, authorization, consent or approval of, any governmental entity, (c) result in breach of, constitute a default under, or require any notice, consent or waiver under, any contract, agreement or other instrument to which the Company is a party or by which it is bound (other than any consent or waiver which has already been obtained) or (d) violate any order, writ, injunction, decree, statute, rule or regulation applicable to the Company, excluding from subparagraphs (a)-(d) such matters as would not in the aggregate have a Material Adverse Effect or a material adverse effect upon the transactions contemplated hereby. No consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body is required for the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby, except for compliance with the Blue Sky laws and federal securities laws applicable to the offering of the Shares.

      3.6 SEC REPORTS. The Company has previously furnished to the Purchasers complete and accurate copies, as amended or supplemented, of its (a) Annual Report on Form 10-KSB for the fiscal year ended December 31, 1998, as filed with the SEC, (b) all proxy statements relating to the Company's meetings of stockholders held or currently scheduled since December 31, 1998 and (c) all other publicly available reports filed by the Company with the SEC under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), since December 31, 1998 and through the date hereof (such reports are collectively referred to herein as the "Company Reports"). The Company Reports constitute all of the documents required to be filed by the Company under Section 13, 14 or 15(d) of the Exchange Act with the SEC since January 1, 1999. As of their respective dates, the Company Reports did not, and as of the date hereof do not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

      3.7 FINANCIAL STATEMENTS. The audited financial statements and unaudited interim financial statements of the Company included in the Company Reports (a) comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, (b) have been prepared in accordance with GAAP applied on a consistent basis throughout the periods covered thereby (except as may be indicated therein or in the notes thereto), (c) fairly present the consolidated financial condition, results of operations and cash flows of the Company as of the respective dates thereof and for the periods referred to therein and (d) are consistent with the books and records of the Company.

      3.8 OTHER INFORMATION. The Company has provided to and discussed with the Purchaser such information as the Purchaser has requested regarding the current operations, financial condition (including the amount of available cash) and plans of the Company. The Company has provided the Purchaser with true and correct copies of the transaction documents relating to the sale of 325,521 shares of Common Stock by the Company in a private offering on December 24, 1999 (the "Private Placement").

      3.9 MATERIAL ADVERSE CHANGE. Since December 31, 1998, and except as disclosed by the Company in the Company Reports or otherwise in writing to the Purchasers, (i) there has not been any material adverse change in the operations or financial condition of operations of the Company, except that the Company continues to incur operating losses, (ii) neither the Company nor its subsidiaries have incurred any liabilities or obligations, indirect or contingent, of such a nature that would require inclusion on a balance sheet under generally accepted accounting principles (nor, to the Company's knowledge, any other liabilities or obligations) or entered into any verbal or written agreements or other transactions which are not in the ordinary course of business or which could reasonably be expected to result in a Material Adverse Effect; (iii) neither the Company nor its subsidiaries have sustained any material loss or interference with its businesses or properties from fire, flood, windstorm, accident or other calamity not covered by insurance; (iv) neither the Company nor its subsidiaries have paid or declared any dividends or other distributions with respect to its capital stock and neither the Company nor its subsidiaries is in default in the payment of principal or interest on any outstanding debt obligations; and (v) there has not been any change in the capital stock of the Company other than the sale of the Shares hereunder, shares or options issued pursuant to exercise of outstanding warrants or employee and director stock option plans approved by the Company's Board of Directors and shares issued in connection with the Private Placement. There is no fact which the Company has not disclosed to the Purchasers and their counsel in writing and of which the Company is aware which has, had or is reasonably likely to have a Material Adverse Effect.

      3.10 ACTIONS AND PROCEEDINGS. There are no actions, suits or claims or legal or arbitral proceedings or governmental inquiries or investigations, pending, or, to the Company's knowledge, threatened against the Company, which question the validity of this Agreement or the right of the Company to enter into it, or which might result in a Material Adverse Effect.

      3.11 PROPERTIES. Each of the Company and its subsidiaries has good and marketable title to all the properties and assets reflected as owned by them in the consolidated financial statements included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1998, subject to no lien, mortgage, pledge, charge or encumbrance of any kind except (i) those, if any, reflected in such consolidated financial statements, or (ii) those which are not material in amount and do not materially and adversely affect the use made and intended to be made of such property by the Company or its subsidiaries. Each of the Company and its subsidiaries holds its leased properties under valid and binding leases, with such exceptions as are not materially significant in relation to the business of the Company and its subsidiaries, taken as a whole. Each of the Company and its subsidiaries owns or leases all such properties as are necessary to its operations as now conducted.

      3.12 INTELLECTUAL PROPERTY. The Company and its subsidiaries own or have obtained valid licenses, options or rights to use for the material inventions, patent applications, patents, trademarks (both registered and unregistered), tradenames, copyrights and trade secrets necessary for the conduct of the Company's and its subsidiaries' respective businesses as currently conducted and as the Company and its subsidiaries contemplate conducting in all material respects (collectively, the "Intellectual Property"). Neither the Company nor any of its subsidiaries has received notice of any third parties who have any ownership rights to any Intellectual Property that is owned by, or has been licensed to, the Company or its subsidiaries that would preclude the Company or its subsidiaries from conducting their respective businesses as currently conducted and as the Company and its subsidiaries contemplate conducting in all material respects. To the Company's knowledge, there are currently no sales of products that would constitute an infringement by third parties of any material Intellectual

      Property owned, licensed or optioned by the Company or its subsidiaries. There is no pending or, to the Company's knowledge, threatened action, suit, proceeding or claim by others challenging the rights of the Company or its subsidiaries in or to any material Intellectual Property owned, licensed or optioned by the Company or its subsidiaries. There is no pending or, to the Company's knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of any material Intellectual Property owned, licensed or optioned by the Company or its subsidiaries. There is no pending or, to the Company's knowledge, threatened action, suit, proceeding or claim by others that the Company or its subsidiaries infringe or otherwise violate any patent, trademark, copyright, trade secret or other proprietary right of others as would reasonably be expected to result in a Material Adverse Effect.

      3.13 COMPLIANCE. Neither the Company nor any of its subsidiaries has been advised, and has no reason to believe, that it is not conducting its business in compliance with all applicable laws, rules and regulations of the jurisdictions in which it is conducting business, including, without limitation, all applicable local, state and federal environmental laws and regulations, except where failure to be so in compliance would not individually or in the aggregate have a Material Adverse Effect.

      3.14 TAXES. Each of the Company and its subsidiaries has filed or obtained filing extensions with respect to all federal, state, local and foreign income and franchise tax returns material to the Company and the subsidiaries, taken as a whole, and has paid or accrued all taxes shown as due thereon, and neither the Company nor any of its subsidiaries has knowledge of a tax deficiency which has been asserted or threatened against it which would reasonably be expected to have a Material Adverse Effect.

      3.15 TRANSFER TAXES. On the Closing Date, all stock transfers or other taxes (other than income taxes) which are required to be paid in connection with the sale and transfer of the Shares to be sold to the Purchasers hereunder will be, or will have been, fully paid or provided for by the Company and all laws imposing such taxes will be or will have been fully complied with.

      3.16 INSURANCE. Each of the Company and its subsidiaries maintains insurance of the type and in the amount that the Company reasonably believes is adequate for its business, including, but not limited to, insurance covering all real and personal property owned or leased by the Company or its subsidiaries against risks customarily insured against by similarly situated companies, all of which insurance is in full force and effect.

      3.17 CONTRIBUTIONS. Neither the Company at any time since its incorporation nor its subsidiaries at any time since they were acquired or formed by the Company have, directly or indirectly, (i) made any unlawful contribution to any candidate for public office, failed to disclose fully where required by law any contribution in violation of law, or (ii) made any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof and in each case except for instances that would not have a Material Adverse Effect.

      3.18 YEAR 2000 COMPLIANCE. The Company has reviewed its operations to evaluate the extent to which the business or operations of the Company and its subsidiaries will be affected by the Year 2000 Problem (as defined below). As a result of such review, the Company has no reason to believe, and does not believe, that the Year 2000 Problem will have a Material Adverse Effect. The "Year 2000 Problem" as used herein means any significant risk that the Company's computer hardware or software used in the receipt, transmission, processing, manipulation, storage, retrieval, retransmissions or other utilization of data or in the operation of mechanical or electrical systems of any kind will not, in the case of dates or time periods occurring after December 31, 1999, function at least as effectively as in the case of dates or time periods occurring prior to January 1, 2000.

      3.19 INVESTMENT COMPANY. The Company is not an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for an investment company, within the meaning of the Investment Company Act of 1940, as amended.

      3.20 OFFERING MATERIALS. The Company has not distributed and will not distribute prior to the Closing Date any offering material in connection with the offering and sale of the Shares other than the Company Reports. The Company has not nor will it take any action to sell, offer for sale or solicit offers to buy any securities of the Company which would reasonably be expected to cause the offer or sale of the Shares, as contemplated by this Agreement, to be within the provisions of Section 5 of the Securities Act.

      3.21 RELATED PARTY TRANSACTIONS. No transaction has occurred between or among the Company and its affiliates, officers or directors or any affiliate or affiliates of any such officer or director that is required to be described in the Company's Reports and other filings under the Securities Exchange Act of 1934 (the "Exchange Act") that is not so described.

      3.22 BOOKS AND RECORDS. The books, records and accounts of the Company accurately and fairly reflect, in reasonable detail, the transactions in, and dispositions of, the assets of, and the results of operations of, the Company, all to the extent required by generally accepted accounting principles. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

4.    REPRESENTATIONS OF THE PURCHASERS.

      Each Purchaser, severally and not jointly, represents and warrants to the Company as follows:

4.1 INVESTMENT. Purchaser (a) is acquiring the Shares solely for its own account for investment purposes and not with a view to, or for sale in connection with, any distribution thereof, nor with any present intention of distributing or selling the same other than pursuant to an effective registration statement under the Securities Act, (b) has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for the disposition thereof and (c) is fully aware that in agreeing to sell the Shares and entering into this Agreement, the Company is relying upon the truth and accuracy of the representations and warranties contained herein. Each Purchaser has made its own investment decision without reliance upon any representation, warranty or covenant from any other Purchaser.

4.2 AUTHORITY FOR AGREEMENT. Purchaser has full power and authority to execute, deliver and perform its obligations under this Agreement in accordance with its terms. Purchaser represents that it has not been organized, reorganized or recapitalized specifically for the purpose of investing in the Company. This Agreement has been duly executed and delivered by Purchaser and constitutes a valid and binding obligation of Purchaser, enforceable against such Purchaser in accordance with its terms.

4.3 INFORMATION. Purchaser or its attorney-in-fact (a) has reviewed the representations of the Company contained in this Agreement and the Company Reports and (b) has had the opportunity to make inquiry concerning the Company and its business and personnel. The officers of the Company have made available to each such person any and all written information that it has requested and have answered to each such person's satisfaction all inquiries made.

4.4 ACCREDITED INVESTOR. Purchaser is an "Accredited Investor" as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act. Purchaser, either alone or with its purchaser representative or attorney-in-fact, has sufficient knowledge and experience in investing in companies similar to the Company so as to be able to evaluate the risks and merits of its investment in the

      Company and is able financially to bear the risks thereof, including a complete loss of its entire investment.

4.5 TRANSFER OF SHARES. Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Shares except in compliance with the Securities Act, the rules and regulations promulgated thereunder, and applicable state securities laws.

4.6 PURCHASER REPRESENTATIVES. In the event that any signatory hereto is signing as attorney-in-fact for one or more advisory client Purchaser(s), as indicated by checking the box above the signature for the Purchaser at the end hereof, the undersigned signatory represents and warrants that the undersigned has been duly appointed as attorney-in-fact of such Purchaser(s), that the undersigned has sufficient discretionary authority to enter into this Agreement on behalf of such Purchaser(s), and that each of the representations and warranties contained in this Section 4 are true and correct with respect to each of such Purchaser(s). Except as specifically disclosed in writing prior to the date hereof to the Company, the Purchaser is not an affiliate of the Company, a broker-dealer or affiliated with a broker-dealer.

5.    COVENANTS. The Company and the Purchasers agree as follows:

      5.1 INFORMATION TO BE FURNISHED. The Company shall deliver to the Purchaser with reasonable promptness, such material notices, information and data with respect to the Company as the Company files with the SEC and delivers to all holders of its Common Stock.

      5.2 REGISTRATION OF SHARES. The Company will, at its expense, within 20 business days after the Closing Date file with the SEC a registration statement on Form S-3, or if Form S-3 is unavailable to the Company, on Form S-1, to register, under the Securities Act, the resale of the Shares by the holders thereof (the "Registration Statement"), and will use its reasonable best efforts to cause such Registration Statement to become effective as promptly as possible (including by filing when and as appropriate amendments and supplements thereto and to the related prospectus, and by making all required "Blue Sky" filings, if any) and to remain effective continuously until the earlier of (a) two years from the Closing Date, (b) such time as all of the Shares held by Purchaser may be sold pursuant to Rule 144 promulgated under the Securities Act on a single day without regard to volume limitations or (c) such time as all Shares have been sold. After the Registration Statement is declared effective under the Securities Act, the Company will furnish holders of Shares (and to each underwriter, if any, of the Shares) with such number of copies of the prospectus included in the Registration Statement as the holders may reasonably request to facilitate the resale of the Shares. Each Purchaser will cooperate in promptly providing all information or certificates required from it in order to be included as a selling stockholder on such Registration Statement. In the event that the Company shall fail to cause the Registration Statement to be declared effective within 90 days after the Closing Date, the Company shall pay to each holder of Shares, as compensation therefor, a cash payment equal to 1% of the product obtained by multiplying the Purchase Price and the number of Shares held by such holder. In addition, if the Registration Statement is not declared effective within 180 days after the Closing Date, the Company shall pay to each holder of Shares an additional cash payment equal to 2% of the product obtained by multiplying the Purchase Price and the number of Shares held by such holder for each 30 day-period or part thereof that effectiveness of the Registration Statement is delayed beyond 180 days after the Closing Date. After the Closing Date, the Company shall not file or maintain any registration statement with the Securities and Exchange Commission under the Securities Act prior to the time it files the Registration Statement. The Company, upon reasonable request of a Purchaser, will meet with such Purchaser or a representative thereof at the Company's headquarters to discuss information relevant for disclosure in the Registration Statement covering the Shares, subject to appropriate confidentiality limitations as the Company may require.

      5.3   PURCHASER SALES PROCEDURES.

            (a) Each Purchaser agrees that such Purchaser will not effect any disposition of the Shares that would constitute a sale within the meaning of the Securities Act, except as contemplated in the Registration Statement, and that the Purchaser will promptly notify the Company of any changes in the information set forth in the Registration Statement regarding the Purchaser or such Purchaser's plan of distribution set forth in such Registration Statement.

            (b) For so long as the prospectus delivery requirement under the Securities Act is in effect, the Purchaser shall not make any sale of the Shares without complying with such requirement.

            (c) Notwithstanding the provisions of Section 5.2, each Purchaser acknowledges that there may occasionally be times when the Company must suspend the use of the prospectus forming a part of the Registration Statement if there then exists material, non-public information regarding the Company, of such a nature that the public disclosure of which would not, in the reasonable opinion of the Company, be appropriate at that time; provided, however, that the Company shall not suspend the use of the prospectus for a period or periods that, in the aggregate, exceed 90 days in any twelve-month period. The Purchaser hereby covenants that, prior to selling any Shares pursuant to the Registration Statement, the Purchaser shall notify the Company in writing of its intent to sell Shares. The Company shall have the two business days immediately following the date of delivery of such notice during which to notify the Purchaser of a suspension of the prospectus forming a part of the Registration Statement. During this two-day period, the Purchaser will not sell any Shares. If the Company notifies the Purchaser that use of the prospectus has been suspended, the Purchaser will not sell any Shares pursuant to said prospectus until such time that the Company gives the Purchaser notice (all such notices shall be given by the Company as promptly as practicable following the suspension notice) that the Purchaser may thereafter effect sales pursuant to said prospectus, from which time the Purchaser may sell shares for a period of ten business days without complying with the pre-sale notification requirements set forth above. The Purchaser further covenants to promptly notify the Company following the sale of all of the Purchaser's Shares.

      5.4 LISTING OF SHARES. The Company will, within twenty business days after the Closing Date, file with The Nasdaq Stock Market, Inc. a Notification of Listing of Additional Shares (together with the required listing fee), thereby listing the Shares on the NASDAQ National Market.

      5.5 FUTURE SALES BY THE COMPANY. The Company will not, without the prior written consent of General Electric Capital Corporation or its affiliate, which consent shall not be unreasonably withheld, for a period from the date hereof through the date that is 45 days following the initial effective date of the Registration Statement, offer, sell or contract to sell Common Stock at a price per share less than $15.36; provided, however, that such period shall be extended for the number of days, if any, during such period that the Company has suspended the use of the prospectus pursuant to Section 5.3(c) herein; and further provided, that the Company may (a) issue and sell Common Stock pursuant to any director or employee stock option or purchase plan of the Company and (b) issue Common Stock in connection with a merger or acquisition transaction or a licensing or strategic partnering transaction approved by the Board of Directors of the Company (and the stockholders, if required under applicable law or regulation).

      5.6 MARKET STAND-OFF. If requested by the managing underwriters in an underwritten offering composed primarily of newly issued shares of Common Stock, the Purchasers, or any assignees thereof, will not sell any of the Shares for up to 90 days (as requested by such underwriters) following such public.

6.    INDEMNIFICATION AND CONTRIBUTION.

      6.1 INDEMNIFICATION BY THE COMPANY. The Company will indemnify and hold harmless each Purchaser, and each other person, if any, who controls or is an affiliate of such Purchaser within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which such Purchaser, controlling person or affiliate may become subject under the Securities Act, the Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement under which the Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Company will reimburse such Purchaser and each such controlling person and affiliate for any legal or any other expenses reasonably incurred by such Purchaser, controlling person or affiliate in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such Registration Statement, preliminary prospectus or final prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by or on behalf of such Purchaser, controlling person or affiliate specifically for use in the preparation thereof.

      6.2 INDEMNIFICATION BY THE PURCHASERS. Each Purchaser, severally and not jointly, will indemnify and hold harmless the Company, each of its directors and officers and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which the Company, such directors and officers or controlling person may become subject under the Securities Act, Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which the Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent the statement or omission was made in reliance upon and in conformity with information relating to such Purchaser furnished in writing to the Company by or on behalf of such Purchaser specifically for use in connection with the preparation of such Registration Statement, prospectus, amendment or supplement; provided, however, that the obligations of each Purchaser hereunder shall be limited to an amount equal to the net proceeds to such Purchaser of Shares sold in connection with such registration.

      6.3 INDEMNIFICATION PROCEDURES. Each party entitled to indemnification under this Section 6 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld); and, provided further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 6, unless and except to the extent that the Indemnifying Party is prejudiced by the failure of the Indemnified Party to provide timely notice. The Indemnified Party may participate in such defense at such party's expense; provided, however, that the Indemnifying Party shall pay such expense if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate in the judgment of the Indemnified Party due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party.

      6.4 CONTRIBUTION. In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either
      (a) any Purchaser, or any controlling person of any such Purchaser, makes a claim for indemnification pursuant to this Section 6 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 6 provides for indemnification in such case, or (b) contribution under the Securities Act may be required on the part of any such Purchaser or any such controlling person in circumstances for which indemnification is provided under this Section 6; then, in each such case, the Company and such Purchaser will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportions so that such Purchaser is responsible for the portion represented by the percentage that the public offering price of its Shares offered by the Registration Statement bears to the public offering price of all securities offered by such Registration Statement, and the Company is responsible for the remaining portion; provided, however, that, in any such case, (x) no such Purchaser will be required to contribute any amount in excess of the net proceeds to it of all Shares sold by it pursuant to such Registration Statement and (y) no person or entity guilty of fraudulent misrepresentation, within the meaning of Section 11(f) of the Securities Act, shall be entitled to contribution from any person or entity who is not guilty of such fraudulent misrepresentation.

7.    RIGHT OF FIRST REFUSAL.

      7.1 LIMITATION ON FUTURE ISSUANCES. For a period of one year from the date hereof, the Company shall not issue, sell or exchange, or agree to issue, sell or exchange (a) any shares of its Common Stock or (b) any option, warrant or other right that is exercisable for, or convertible into, shares of its Common Stock (collectively, "Offered Securities"), unless in each such case the Company shall have first complied with this Section 7.

      7.2 PROCEDURE.

            (a) The Company shall deliver to each Purchaser a written notice of any proposed or intended issuance, sale or exchange of Offered Securities (the "Offer"), which Offer shall (i) identify and describe the Offered Securities, (ii) describe the price and other terms upon which they are to be issued, sold or exchanged, and the number or amount of the Offered Securities to be issued, sold or exchanged and (iii) offer to issue and sell to or exchange with such Purchaser that number of the Offered Securities which represents the same percentage of the total Offered Securities as the number of Shares held by such Purchaser represents of the total number of shares of Common Stock outstanding (the "Basic Amount"). Each Purchaser shall have the right, for a period of 10 business days following delivery of the Offer, to accept the Offer in the manner set forth below. The Offer by its term shall remain open and irrevocable for such 10-business day period. To accept an Offer, in whole or in part, a Purchaser must deliver a written notice to the Company prior to the end of the 10-business day period of the Offer, setting forth the portion of such Purchaser's Basic Amount that such Purchaser elects to purchase (the "Notice of Acceptance").

            (b) The Company shall have 60 days from the expiration of the 10-business day period set forth above to issue, sell or exchange all or any part of such Offered Securities as to which a Notice of Acceptance has not been given by the Investors, but only upon terms and conditions which are not more favorable, in the aggregate, to the acquiring person or persons or less favorable to the Company than those set forth in the Offer.

            (c) Any Offered Securities not acquired by the Purchasers or other persons in accordance with Section 7.2 may not be issued, sold or exchanged until they are again offered to the Purchasers under the procedures specified in this Section 7.

      7.3 EXCLUDED ISSUANCES. The rights of the Purchasers under this Section 7 shall not apply to:

            (a) Common Stock issued as a stock dividend to holders of Common Stock or upon any subdivision or combination of shares of Common Stock;

            (b) the issuance of shares of Common Stock, or options exercisable therefor, to employees, consultants, directors, equipment lessors or banks (in commercial bank financing arrangements) or similar institutional credit financing sources;

            (c) securities issued solely in consideration for the acquisition (whether by merger or otherwise) by the Company or any of its subsidiaries of stock or assets of any other entity, or in connection with a licensing or strategic partnering transaction approved by the Board of Directors of the Company (and the stockholders, if required under applicable law or regulation); or

            (d) shares of Common Stock sold by the Company in an underwritten public offering pursuant to an effective registration statement under the Securities Act.

8.    MISCELLANEOUS.

      8.1 ASSIGNABILITY. This Agreement, and the rights and obligations of the Purchaser hereunder, may not be assigned in whole or in part by Purchaser to any person or entity other than to an affiliate of such Purchaser or its ultimate parent entity.

      8.2 CONFIDENTIALITY. Purchaser agrees that it will keep confidential and will not disclose or divulge any confidential, proprietary or secret information which Purchaser may obtain from the Company pursuant to this Agreement, unless such information is known, or until such information becomes known, to the public; provided, however, that Purchaser may disclose such information (a) to its attorneys, accountants, consultants and other professionals to the extent necessary to obtain their services in connection with its investment in the Company, (b) to any prospective purchaser of any Shares from a Purchaser as long as such prospective purchaser agrees in writing to be bound by the provisions of this Section or (c) to any affiliate of a Purchaser; subject, in each case, to the agreement of such party to keep such information confidential as set forth herein.

      8.3 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All agreements, representations and warranties contained herein shall survive the execution and delivery of this Agreement and the closing of the transactions contemplated hereby.

      8.4 NOTICES. All notices, requests, consents and other communications under this Agreement shall be in writing and shall be delivered by hand, sent via a reputable nationwide overnight courier service, transmitted via facsimile with hard copy via U.S. mail, or mailed by first class certified or registered mail, return receipt requested, postage prepaid:

            If to the Company, at White Pine Software, Inc., 542 Amherst Street, Nashua, New Hampshire 03063, Attention: Chief Executive Officer, or at such other address as may have been furnished in writing by the Company to the Purchaser, with a copy to: Mark L. Johnson, Esq., Foley, Hoag & Eliot LLP, One Post Office Square, Boston, Massachusetts 02109; or

            If to any Purchaser, at its address as indicated on Exhibit A below, or at such other address or addresses as may have been furnished in writing by the Purchaser to the Company.

      Notices provided in accordance with this Section 8.4 shall be deemed delivered upon personal delivery, one business day after being sent via a reputable nationwide overnight courier service for next business day delivery, or two business days after deposit in the mail and on the next business day following transmittal via facsimile.

      8.5 EXPENSES. The Company and each Purchaser each agree to indemnify and save the other harmless from and against any and all claims, liabilities or obligations with respect to brokerage or finders' fees or commissions in connection with the transactions contemplated by this Agreement asserted by any person on the basis of any agreement, statement or representation alleged to have been made by such indemnifying party. The Company shall pay its own expenses, including attorneys' fees, and the reasonable fees and out-of-pocket expenses of one legal counsel for CFE, Inc.

      8.6 ENTIRE AGREEMENT. This Agreement embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

      8.7 AMENDMENT AND WAIVER. Except as otherwise expressly set forth in this Agreement, any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and of Purchasers holding in the aggregate not less than two-thirds (67%) of all the Shares then outstanding and held by the Purchasers. Any amendment or waiver effected in accordance with this Section 6.7 shall be binding upon each holder of any Shares. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

      8.8 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall be one and the same document.

      8.9 SEPARATE AGREEMENT WITH EACH PURCHASER. While this Agreement is being executed in multiple counterparts with multiple Purchasers, the transaction with each Purchaser shall be considered a separate transaction and none of the rights or obligations of any Purchaser shall be the in any way affected by actions of any other Purchasers except to the extent that Purchasers are required by the terms hereof to act as a group.

      8.10 HEADINGS. The section headings are for the convenience of the parties and in no way alter, modify, amend, limit or restrict the contractual obligations of the parties.

      8.11 ENFORCEABILITY. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

      8.12 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to the choice of law provisions thereof.

                                  *     *     *

      Executed as of the date first written above.

                                     WHITE PINE SOFTWARE, INC.


                                     By:______________________________
                                        Killko A. Caballero
                                        Chief Executive Officer


PURCHASER:

Shares Purchased   Dollars Invested
----------------   ----------------

325,521            $5,000,003


CFE, Inc.
---------
(Purchaser's name here)


/ / Check this box to indicate that the undersigned is acting as attorney-in-fact for certain advisory client Purchasers with respect to which it has discretionary authority.

                                     By:_______________________________

                                     Name:_____________________________

                                     Title:____________________________

                                     Date:_____________________________

                                     Address for delivery of shares:

                                     __________________________________

                                     __________________________________

                                                                       Exhibit A

                               LIST OF PURCHASERS

   Purchaser                                                            Dollars
Name and Address                                  Shares Purchased     Invested
----------------                                  ----------------     --------

CFE, Inc.                                              325,521        $5,000,003
c/o General Electric Capital Corporation
10 South LaSalle
Suite 2700
Chicago, IL 60603
Attention: White Pine Account Manager

Phone: 312.419.0985
Fax:   312.419.5992

with copies to:

General Electric Capital Corporation
335 Madison Avenue
12th Floor
New York, NY 10017
Attention: Morty White

Phone: 212.370.8058
Fax:   212.309.8783

and

General Electric Capital Corporation
201 High Ridge Road
Stamford, CT 06927
Attention: Corporate Counsel/Commercial Finance

Phone: 203.316.7500
Fax:   203.316.7822

      Executed as of the date first written above.

                                     WHITE PINE SOFTWARE, INC.


                                     By:______________________________
                                        Killko A. Caballero
                                        Chief Executive Officer


PURCHASER:

Shares Purchased   Dollars Invested
----------------   ----------------

325,521            $5,000,003


CFE, Inc.
---------
(Purchaser's name here)


/ / Check this box to indicate that the undersigned is acting as attorney-in-fact for certain advisory client Purchasers with respect to which it has discretionary authority.

                                     By: /s/ Erin L. Murphy
                                        -------------------------------

                                     Name: ERIN L. MURPHY
                                          -----------------------------

                                     Title: Duly Authorized Signatory
                                           ----------------------------

                                     Date: 12/29/99
                                          -----------------------------

                                     Address for delivery of shares:

                                     __________________________________

                                     __________________________________

      Executed as of the date first written above.

                                     WHITE PINE SOFTWARE, INC.


                                     By: /s/ Killko A. Caballero
                                         ------------------------------
                                         Killko A. Caballero
                                         Chief Executive Officer


PURCHASER:

Shares Purchased   Dollars Invested
----------------   ----------------

325,521            $5,000,003


CFE, Inc.
---------
(Purchaser's name here)


/ / Check this box to indicate that the undersigned is acting as attorney-in-fact for certain advisory client Purchasers with respect to which it has discretionary authority.

                                     By:_______________________________

                                     Name:_____________________________

                                     Title:____________________________

                                     Date:_____________________________

                                     Address for delivery of shares:

                                     __________________________________

                                     __________________________________


                                       20